SUBLEASE
This SUBLEASE is made as of September 14, 2016, by and between Biogen MA Inc., a Massachusetts corporation having an address at 225 Binney Street, Cambridge Massachusetts 02142 (“Sublessor”), and Momenta Pharmaceuticals, Inc., a Delaware corporation having an address at 675 West Kendall Street, Cambridge, Massachusetts 02142 (“Sublessee”).
BACKGROUND
A.    Under the Lease dated as of March 31, 2015, by and between BMR-Rogers Street LLC, as “Landlord” (“Prime Lessor”) and Sublessor, as “Tenant,” as the same has been amended by a First Amendment to Lease dated February 23, 2016 and by a Second Amendment to Lease of even date herewith (such lease, as the same has been amended, and all renewals, modifications and extensions of such lease are collectively referred to in this Sublease as the “Prime Lease”), a redacted copy of which is attached hereto as Exhibit A, whereby Sublessor leases approximately 79,683 square feet of rentable space on the fifth (5th) floor in the building known as and numbered 301 Binney Street, Cambridge, Massachusetts (the “Building”) (all as more particularly described in the Prime Lease, the “Premises”).
B.    Sublessee desires to sublease the entire Premises from Sublessor and Sublessor is willing to sublease the entire Premises to Sublessee, all on the terms and conditions set forth in this Sublease.
For good and valuable consideration, the receipt and sufficiency of which are acknowledged by Sublessor and Sublessee, Sublessor and Sublessee agree as follows:
1.    Sublease of Subleased Premises. For the rent and upon the terms and conditions in this Sublease, Sublessor subleases to Sublessee, and Sublessee subleases from Sublessor approximately 79,683 square feet of rentable space located on the fifth floor of the Building as shown on Exhibit B attached hereto (the “Sublease Premises”), being all of the Premises demised to Sublessor under the Prime Lease.
2.    Term. The term (the “Term”) of this Sublease shall commence upon the date (the “Commencement Date”) that is the later to occur of (i) the date on which each of the following conditions has been satisfied: (a) the Consent Contingency (as defined in Paragraph 25 of this Sublease) has been satisfied, and (b) this Sublease has been fully executed and delivered by Sublessor and Sublessee, and (ii) January 1, 2018, and shall expire at 11:59 p.m. on June 29, 2025 or such earlier date on which this Sublease may terminate under the terms or provisions of the Prime Lease, this Sublease or applicable law (the “Expiration Date”).
3.    Rent.
(a)    Commencing on January 1, 2018, Sublessee shall pay to Sublessor the following amounts as base rent (the “Base Rent”) during the Term of this Sublease:

Dates	Annual Base Rent Per Annum	Monthly Base Rent	Rent Per Square Foot
1/1/18 – 12/31/18	$6,055,908.00	$504,659.00	$76.00
1/1/19 – 12/31/19	$6,237,585.24	$519,798.77	$78.28
1/1/20 – 12/31/20	$6,424,840.29	$535,403.36	$80.63
1/1/21 – 12/31/21	$6,543,567.96	$545,297.33	$82.12
1/1/22 – 12/31/22	$6,664,686.12	$555,390.51	$83.64
1/1/23 – 12/31/23	$6,788,194.77	$565,682.90	$85.19
1/1/24 – 12/31/24	$6,913,297.08	$576,108.09	$86.76
1/1/25 – 6/29/25	$7,041,586.71	$586,798.89	$88.37
(b)    Notwithstanding the foregoing, Sublessee shall make the first payment of Base Rent, together with the security deposit described below, at the time of Sublessee’s execution and delivery of this Sublease to Sublessor. The Base Rent is intended to be absolutely net of any and all other costs and expenses that may be or become due and payable by Sublessor under the Prime Lease (except as otherwise expressly provided in paragraph (c) below), including without limitation Sublessor’s share of Operating Expenses, the Property Management Fee and Personal Property Taxes payable by Sublessor to Prime Lessor under the Prime Lease, all of which shall be paid by Sublessee as additional rent in addition to the Base Rent set forth above. Base Rent and additional rent shall sometimes be referred to as “Rent” in this Sublease. All Rent shall be due and payable in monthly installments in advance on the first day of each calendar month, without demand, deduction, counterclaim or setoff, except as expressly otherwise provided in this Sublease. Rent for any partial month shall be prorated and paid on the first day of any partial month. Sublessee shall pay as additional rent for all other expenses for which Sublessor is or would be responsible under the Prime Lease.
(c)    As additional rent, Sublessee shall pay all amounts for which Sublessor is required to pay to Prime Lessor under the Prime Lease in connection with the Sublease Premises (other than the Base Rent due under the Prime Lease and any Additional Rent payable by Sublessor to Prime Lessor pursuant to Section 29.4(f) of the Prime Lease), including without limitation Sublessor’s share (as determined under the Prime Lease) of Operating Expenses, the Property Management Fee and Personal Property Taxes. In addition to the Base Rent and additional rent, Sublessee agrees to pay to Sublessor all Sublessee Surcharges (as hereinafter defined) as further additional rent hereunder as hereinafter provided. As used herein, the term “Sublessee Surcharges” shall mean any and all amounts which become due and payable by Sublessor to the Prime Lessor under the Prime Lease, and which would not have become due and payable but for the acts and/or failures to act of Sublessee under this Sublease or which are otherwise attributable to the Sublease Premises, including, but not limited to: (i) any increases in the Prime Lessor’s fire, rent or other insurance premiums resulting from any act or omission of Sublessee, and (ii) any additional rent or charges under the Prime Lease payable by Sublessor on account of any other additional service as may be provided for or on behalf of Sublessee under the Prime Lease, or with the consent of the Prime Lessor, and (iii) the reasonable charges for any services that may be provided for Sublessee or the Sublease Premises hereunder where a separate charge is provided for. Sublessee shall pay any Sublessee Surcharge within thirty (30) days after the presentation of a statement therefor by the Sublessor to Sublessee, provided that all payments of additional rent shall in any event be made to Sublessor (or, if Sublessor directs in writing, to Prime Lessor) no later than five (5) business days prior to the date on which the same will become due under the Prime Lease.
(d)    In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month.
(e)    Any failure or delay by Sublessor in billing any sum set forth in this Section 4 shall not constitute a waiver of Sublessee’s obligation to pay the same in accordance with the terms of this Sublease.
4.    Electricity; Utilities. As provided in the Prime Lease, the Sublease Premises are separately metered for electricity and other utilities to be used by Sublessee. Sublessee shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon, all payments to be on or prior to the date on which such payments are due, all as additional rent.
5.    Permitted Uses. Sublessee shall use the Sublease Premises only for the “Permitted Use” under the Prime Lease. Sublessee shall not do, suffer or permit anything to be done in or upon the Subleased Premises except in compliance with and as permitted by the Prime Lease and applicable law. Sublessee shall not cause or permit the Subleased Premises, the Premises or the Property to be used in any way that violates any Applicable Laws (as defined in the Prime Lease), or constitutes a nuisance or waste. Sublessee shall comply with the certificate of occupancy relating to the Subleased Premises and with all laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate agencies, officers, departments, boards and commissions thereof, and the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Subleased Premises.
6.    Condition of Subleased Premises.
(a)    Sublessor is subleasing the Sublease Premises to Sublessee in their existing condition, AS IS, WHERE IS and without representation or warranty by Sublessor, except that (1) Sublessor will be responsible for decommissioning the laboratory facilities in the Sublease Premises and will, on request of Sublessee, provide reasonable documentation thereof, and (2) the Sublease Premises will be delivered broom clean with all of Sublessor’s furniture, fixtures and equipment (other than laboratory equipment) removed. By way of clarification, Sublessor shall not remove, and Sublessee shall accept, Sublessor’s telecommunication wiring in the Subleased Premises. Sublessee represents that it has made or caused to be made a thorough examination and inspection of the Subleased Premises and is familiar with the condition of every part of the Subleased Premises. Sublessee acknowledges that, except as expressly provided in this Sublease, (i) it enters into this Sublease without relying upon any representations, warranties or promises by Sublessor, its agents, representatives, employees, servants or any other person in respect of the Building or the Subleased Premises, (ii) no rights, easements or licenses are acquired by Sublessee by implication or otherwise except as expressly set forth in this Sublease (including, without limitation, in Section 6(c) below), (iii) Sublessor shall have no obligation to do any work or pay any allowance or contribution in order to make the Subleased Premises suitable and ready for occupancy and use by Sublessee, and (iv) the Subleased Premises are in satisfactory condition. Sublessee’s taking of possession of the Sublease Premises shall be confirmation that the Sublease Premises were at such time in good, sanitary and satisfactory condition and repair.
(b)    Sublessee shall keep and maintain the Subleased Premises, and the fixtures and equipment in the Subleased Premises clean and in good order, repair and condition, as required of Sublessor under the Prime Lease. Sublessee, at its sole cost and expense, shall be responsible for providing its own cleaning services to the Subleased Premises in the manner required under the Prime Lease.
(c)    Sublessor acknowledges that Sublessee may desire to make certain alterations and/or improvements in and to the Sublease Premises to make the same more suitable for Sublessee’s use and occupancy (the “Sublease Improvements”). Sublessee shall perform the Sublease Improvements in full accordance with the terms and conditions of the Prime Lease, including without limitation Article 17 and Exhibit B thereof, and of this Sublease, and at Sublessee’s sole cost and expense. Neither Sublessor nor Prime Lessor shall be required to perform any work, or make any contribution toward, or reimburse, any cost incurred by Sublessee in connection with any Sublease Improvements.
(d)    The terms and conditions of the Prime Lease (including without limitation Article 17 thereof) shall be applicable to any alteration, addition or improvement that Sublessee may desire to make with respect to the Sublease Premises, including without limitation the Sublease Improvements. In addition to obtaining the consent of Prime Lessor, Sublessee shall obtain the prior written approval of the Sublessor, which approval shall not be unreasonably withheld, conditioned, or delayed, prior to making any such alteration, addition or improvement. Unless otherwise expressly provided in the Prime Lease, Sublessee shall have the right to perform its own construction work, with contractors and subcontractors who are reputable, qualified and properly licensed or accredited and insured, and who are first reasonably approved by Sublessor. Sublessor may elect (for its own benefit and not that of Sublessee) to review and inspect any such work by Sublessee, and Sublessee will reimburse Sublessor for the reasonable out-of-pocket costs thereof. The following changes shall be applicable to incorporation of Article 17 into this Sublease:
(i)    the provisions of Section 17.1 of the Prime Lease after the fourth sentence shall not be incorporated into this Sublease, and shall have no force or effect hereunder;

(ii)    before commencing any Alterations, Sublessee shall give Sublessor at least twenty-one (21) days’ prior written notice of the proposed commencement of such work, and submit to Sublessor any material or information required under the Prime Lease to be submitted to Prime Lessor

(iii)    with respect to the portions of Section 17.6 following the first sentence, Sublessor agrees to make any request of Prime Lessor with respect to an insurance claim described therein for damage caused by Sublessee, but Sublessee shall be responsible for all costs and expenses, including without limitation the cost to repair such damage or any portion thereof which was not reimbursed by Prime Lessor’s insurance; and

(iv)    Sublessee shall be responsible for removing any Alteration made by Sublessee (including without limitation any Sublease Improvements) that Sublessor is required to remove under the terms of the Prime Lease, as if such Alterations had been made by Sublessor.

(e)    Sublessee shall, at its sole cost and expense, perform the Sublease Improvements and any other tenant improvement work necessary to make the Subleased Premises ready for Sublessee’s use and occupancy in accordance with the terms of the Prime Lease, including without limitation the Work Letter attached thereto as Exhibit B as incorporated in this Sublease by reference. Sublessee shall give Sublessor at least sixty (60) days prior written notice of Sublessee’s intention to commence the Sublease Premises Work.

7.    Insurance. Sublessee shall maintain throughout the Term of this Sublease such insurance in respect of the Sublease Premises and the conduct and operation of Sublessee’s business in the Sublease Premises, with Sublessor and Prime Lessor listed as additional insureds as is required of “Tenant” under the terms of the Prime Lease (including, without limitation, Article 23 as incorporated in this Sublease by reference) with no penalty to Sublessor or Prime Lessor resulting from deductibles or self-insured retentions effected in Sublessee’s insurance coverage, and with such other endorsements and provisions as Sublessor or Prime Lessor may reasonably request. If Sublessee fails to procure or maintain such insurance, pay all premiums and charges therefor and provide Sublessor with certificate(s) of such insurance, which failure continues for two (2) business days after written notice to Sublessee thereof, then Sublessor may (but shall not be obligated to) do so, whereupon Sublessee shall reimburse Sublessor upon demand for Sublessor’s reasonable, out of pocket costs incurred in so doing. All such insurance policies shall, to the extent obtainable, contain endorsements providing that (i) such policies may not be canceled except upon thirty (30) days’ prior notice (which may come from the insurer or from Sublessee) to Sublessor and Prime Lessor, (ii) no act or omission of Sublessee shall affect or limit the obligations of the insurer with respect to any other named or additional insured and (iii) Sublessee shall be solely responsible for the payment of all premiums under such policies and Sublessor, notwithstanding that it is or may be a named insured, shall have no obligation for the payment of any insurance premiums. Such insurance shall otherwise be reasonably acceptable to Sublessor in both form and substance. No less than fifteen (15) days before the Commencement Date, Sublessee shall deliver to Sublessor and Prime Lessor a certificate evidencing the coverages required by Article 23. Any endorsements to such certificates shall also be delivered to Sublessor and Prime Lessor immediately upon issuance of such certificates. Sublessee shall procure and pay for renewals of such insurance from time to time before the expiration of such insurance, and Sublessee shall deliver to Sublessor and Prime Lessor such renewal certificates at least thirty (30) days before the expiration of any existing policy. In the event Sublessee fails so to deliver any such renewal certificate at least thirty (30) days before the expiration of any existing policy, which failure continues for two (2) business days after written notice to Sublessee thereof, then, in addition to its other rights and remedies in respect of such breach of this Sublease by Sublessee, Sublessor shall have the right, but not the obligation, to obtain such insurance on Sublessee’s behalf, whereupon Sublessee shall reimburse Sublessor upon demand for Sublessor’s costs incurred in so doing.
Sublessee shall include in all insurance policies required to be maintained under this Sublease any clauses or endorsements in favor of Prime Lessor including, but not limited to, waivers of the right of subrogation, which Sublessor is required to provide as “Tenant” under the provisions of the Prime Lease. Sublessee releases and waives all claims against Sublessor for loss or damage to Sublessee’s personal property and its alterations in the Subleased Premises to the extent that any loss or damage is insurable under policies of casualty insurance Sublessee carries or is required to carry under this Sublease.
8.    Security Deposit.
(a)    Sublessee shall deliver to Sublessor at the time of execution of this Sublease by Sublessee a security deposit equal to $1,100,687.84 (i.e., two (2) months’ Base Rent at the average rate per square foot), as security for Sublessee’s faithful performance of Sublessee’s obligations hereunder. If Sublessee defaults (which term, including the singular, shall, wherever used in this Sublease, mean any default that continues after notice to Sublessee thereof and application of the applicable cure period) with respect to any provision of this Sublease, Sublessor may (but shall have no obligation to) use all or any portion of said deposit for the payment of any Base Rent or other charge due hereunder to pay any other sum to which Sublessor may become obligated by reason of Sublessee’s default or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to its full amount. Sublessor shall not be required to keep said security deposit separate from its general accounts. So long as no default then exists, said deposit, or so much thereof as shall not then have been applied by Sublessor, shall be returned, without payment of interest or other amount for its use, to Sublessee within a reasonable time after the expiration of the term hereof, and after Sublessee has vacated and delivered the Sublease Premises as required hereunder. Sublessor may retain an amount reasonably calculated to be sufficient to pay any final amount of additional rent for the year in which the Term ends, with a reconciling refund or payment to be made promptly after the actual amount thereof has been determined. No trust relationship is created herein between Sublessor and Sublessee with respect to said security deposit. Sublessee acknowledges that the security deposit is not an advance payment of any kind or a measure of or limit on Sublessor’s damages in the event of Sublessee’s default. Any application of the security deposit by Sublessor shall be without prejudice to any other right or remedy Sublessor may have. If Sublessor conveys Sublessor’s interest under this Sublease, the security deposit, or any part thereof not previously applied, shall be turned over by Sublessor to Sublessor’s grantee, and, when so turned over, Sublessee agrees to look solely to such grantee for proper application of the security deposit in accordance with the terms of this Section 8, and the return thereof in accordance herewith. Sublessee hereby waives the provisions of any law which is inconsistent with this Section 8.
Sublessor and Sublessee agree that, instead of a cash security deposit, Sublessee will satisfy the security deposit requirement under this Sublease by delivering to Sublessor, at the time of execution of this Sublease by Sublessee, a clean irrevocable standby letter of credit in favor of Sublessor in the amount of the security deposit referred to above. Any such letter of credit shall be drawn on Silicon Valley Bank, Bank of America, N.A., or another bank reasonably approved by Sublessor from time to time, and shall be in form and substance reasonably acceptable to Sublessor. In the event of a material adverse change in the financial position of any bank which has issued a letter of credit hereunder, Sublessor reserves the right, on any scheduled expiration or renewal date of any such letter (or, in the event that Sublessor reasonably determines that the condition of the issuing bank is in imminent danger of insolvency, upon ten (10) business days’ notice), to request that Sublessee change the issuing bank to another bank reasonably approved by Sublessor. Regardless of whether Sublessor shall have previously requested that Sublessee change issuing banks, if the bank on which the original letter of credit or any replacement letter is drawn is declared insolvent or placed into conservatorship or receivership, Sublessee shall, within twenty (20) days thereafter, replace the then-outstanding letter of credit with a like letter of credit from another bank reasonably acceptable to Sublessor. The letter of credit shall be assignable by Sublessor at any time and from time to time to any successor or successors, without cost or charge to Sublessor.
(b)    The letter of credit shall contain a so-called “Evergreen” clause, whereby the issuing bank agrees to automatically extend the term of the letter of credit from year to year throughout the Term, with a final expiry date no sooner than thirty (30) days beyond the Term hereof unless, not less than sixty (60) days prior to the date on which the letter would expire absent such extension, the issuing bank gives notice to Sublessor, by commercial overnight delivery or by certified or registered mail, of non-extension. In the event of notice from the issuing bank of non-extension, Sublessee shall, not later than twenty (20) days prior to the date on which the outstanding letter shall expire without extension, obtain a replacement letter of credit from a bank reasonably acceptable to Sublessor, under all of the terms and conditions set forth above. Upon the occurrence of any default on the part of Sublessee hereunder, Sublessor may at its election draw all or a portion of the letter of credit, and within ten (10) days Sublessee shall cause the issuing bank to replenish the letter of credit to the original full amount. Upon the failure of Sublessee to replace any such letter at least twenty (20) days prior to its expiration, and written certification thereof by Sublessor to the issuing bank, Sublessor may at its election draw the full amount or any part thereof, and either (x) hold, use and apply the proceeds thereof as if such proceeds were originally deposited with Sublessor in cash under this Section 8, or (y) use such proceeds (or any excess proceeds after application) to obtain from another bank a replacement letter of credit, and the cost of such replacement shall be deducted from the available balance and reimbursed by Sublessee. Sublessee hereby agrees, if so requested by Sublessor, to enter into a letter of credit agreement with the bank so designated by Sublessor, failing which Sublessor may do so in Sublessee’s name and behalf. The order in which Sublessor applies the proceeds of the cash security deposit and the proceeds of the letter of credit shall be determined by Sublessor from time to time in its sole and unfettered discretion.
(c)    From and after the time at which Sublessor shall have drawn all or any portion of the proceeds of such a letter of credit, Sublessor shall have the right from time to time without prejudice to any other remedy Sublessor may have on account thereof, to apply such proceeds, or any part thereof, to Sublessor’s damages arising from any then-existing or subsequently occurring default by Sublessee hereunder. While Sublessor holds any unapplied proceeds, Sublessor may commingle the same as hereinabove provided, and shall not be required to pay interest thereon. There then existing no default of Sublessee hereunder (nor any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a default by Sublessee),, at the expiration of the term of this Sublease and delivery of the Sublease Premises to Sublessor in accordance herewith and payment of all amounts then due and coming due, Sublessor shall return to Sublessee the proceeds thereof (or, if not drawn upon, any letter of credit), or so much thereof as shall not have theretofore been applied or returned in accordance with the terms of this Section, within thirty (30) days after the expiration of the term hereof, and after Sublessee has vacated and delivered the Premises as required hereunder. Sublessor may retain an amount reasonably calculated by Sublessor (taking into account information then available for prior years) to be sufficient to pay any final amount of additional rent for the year in which the Term ends, with a reconciling refund or payment to be made promptly after the actual amount thereof has been determined. If Sublessor conveys Sublessor’s interest under this Sublease, the proceeds (or, if not drawn upon, any letter of credit), or any part thereof not previously applied, may be turned over or endorsed by Sublessor to Sublessor’s grantee, whereupon Sublessee agrees to look solely to such grantee for proper application of the proceeds in accordance with the terms of this Section, and the return thereof in accordance herewith.
9.    No Assignment or Subletting.
(a)    Sublessee shall not assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest in this Sublease, or the Term or estate granted or the rentals under this Sublease, or sublet the Subleased Premises or any part of the Subleased Premises, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, or take any action or undertake any Transfer or other transaction, without in each and every instance (and regardless of whether the Prime Lessor’s consent is required) obtaining the prior written consent of Sublessor, which Sublessor agrees not to unreasonably withhold, delay or condition. In addition, if such transaction would require the consent of Prime Lessor under Article 29 of the Prime Lease, then Sublessee shall also be required to obtain the prior written consent of Prime Lessor in accordance with Article 29 of the Prime Lease. For the avoidance of doubt, and without limiting the applicability of any other provision of the Prime Lease, the provisions of Section 29.4(f) of the Prime Lease will apply to any transfer by Sublessee hereunder. Neither the consent of Sublessor or Prime Lessor to any Transfer, assignment, subletting, concession, or license, nor the references in this Sublease to assignees, Sublessees, concessionaires or licensees, shall in any way be construed to relieve Sublessee or any assignee or sub-sublessee of the requirement of obtaining the consent of Sublessor and Prime Lessor to any further assignment or subletting or to the making of any assignment, subletting, concession or license for all or any part of the Subleased Premises, Sublessee and any such assignee, Sublessee or sub-Sublessee under this Sublease agreeing to be bound by the provisions of this Sublease and the Prime Lease as to any further assignment, subleasing or other arrangement for which consent is required under this Sublease and the Prime Lease.
(b)    Notwithstanding the foregoing, Sublessee shall have the right to assign, without Sublessor’s prior written consent (but subject to any consent requirement in the Prime Lease), Sublessee’s interest in this Sublease thereof to any person or entity into or with which Sublessee is merged or consolidated; provided that Sublessee shall notify Sublessor in writing at least ten (10) business days prior to the last date on which the same is to be delivered to Prime Lessor (an “Exempt Assignment”) and otherwise comply with the requirements of this Sublease and the Prime Lease regarding such assignment; and provided, further, that the person or entity that will be the tenant under this Lease after the Exempt Assignment has a net worth (as of both the day immediately prior to and the day immediately after the Exempt Transfer) that is equal to or greater than that of Sublessee on the date hereof, or immediately prior to such assignment, whichever is greater.
(c)    In the case of any proposed Transfer, Sublessee shall give Sublessor the Transfer Notice no later than ten (10) business days prior to the last date on which the same may be delivered to Prime Lessor or, if Prime Lessor’s consent is not required, then no later than twenty-five (25) days prior to the date when Sublessee desires the Transfer to be effective. Notwithstanding any assignment or subletting, including, without limitation, any assignment or subletting permitted or consented to, the original Sublessee named in this Sublease and any other person(s) who at any time was or were Sublessee shall remain fully liable under this Sublease. Any act and omission of any sub-sublessee or assignee of Sublessee, or of anyone claiming by, under or through any sub-sublessee or assignee of Sublessee, that shall be in conflict with the terms of this Sublease shall constitute a breach by Sublessee under this Sublease. If this Sublease is assigned, or if the Subleased Premises or any part of the Subleased Premises is underlet or occupied by any person or entity other than Sublessee, Sublessor may, after default by Sublessee, following notice and the expiration of any applicable cure period, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the Rent payable by Sublessee under this Sublease, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions of this Sublease, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Sublessee from the further performance by Sublessee of the covenants under this Sublease to be performed on the part of Sublessee. Any attempted assignment or subletting or other arrangement, whether by Sublessee or any assignee or Sublessee of Sublessee, without the prior written consent of the Sublessor and Prime Lessor shall be void. Tenant shall reimburse Sublessor for Sublessor’s reasonable, out of pocket costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of any request for consent or any Exempt Assignment (including without limitation any amount that Sublessor is required to pay to Prime Lessor under the Prime Lease).
10.    Primacy and Incorporation of Prime Lease.
(a)    Sublessee has reviewed the Prime Lease, a redacted version of which is attached to this Sublease as Exhibit A. This Sublease is and shall be subject and subordinate to the Prime Lease and to all matters to which the Prime Lease is or shall be subject and subordinate, and to all amendments, modifications, renewals and extensions of or to the Prime Lease (provided, however, that Sublessor agrees that it will not agree to amend or modify the Prime Lease in any way that will materially adversely reduce or impair any of the express rights of Sublessee under this Sublease, or materially increase the obligations of Sublessee under this Sublease) and Sublessor purports to convey, and Sublessee takes, no greater rights than those accorded to or taken by Sublessor as “Tenant” under the terms of the Prime Lease. Sublessee covenants that it will perform and observe all of the provisions contained in the Prime Lease to be performed and observed by the “Tenant” under the Prime Lease to the extent incorporated in this Sublease. Notwithstanding anything in this Sublease to the contrary, Sublessee shall have no obligation to (i) cure any default of Sublessor under the Prime Lease unless caused by Sublessee’s default under this Sublease, (ii) perform any obligation of Sublessor under the Prime Lease which arose before the Commencement Date and Sublessor failed to perform, (iii) repair any damage to the Subleased Premises caused by Sublessor, (iv) remove any alterations or additions installed within the Subleased Premises before the Commencement Date, (v) indemnify Sublessor or Prime Lessor with respect to claims to the extent arising from the negligence or willful misconduct of Sublessor, or (vi) discharge any liens on the Subleased Premises or the Building that arise out of any work performed, or claimed to be performed, by or at the direction of Sublessor, except work to be undertaken for or on behalf of Sublessee. Except to the extent inconsistent with the context of this Sublease, capitalized terms used and not otherwise defined in this Sublease shall have the meanings ascribed to them in the Prime Lease. Further, except as set forth below, the terms, covenants and conditions of the provisions of the Prime Lease are incorporated in this Sublease by reference as if such terms, covenants and conditions were stated in this Sublease to be the terms, covenants and conditions of this Sublease, so that except to the extent that they are inconsistent with or modified by the provisions of this Sublease, for the purpose of incorporation by reference each and every referenced term, covenant and condition of the Prime Lease binding upon or inuring to the benefit of the “Landlord” under the Prime Lease shall, in respect of this Sublease and the Subleased Premises, be binding upon or inure to the benefit of Sublessor, and each and every referenced term, covenant and condition of the Prime Lease binding upon or inuring to the benefit of the “Tenant” under the Prime Lease shall, in respect of this Sublease, be binding upon or inure to the benefit of Sublessee, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease. Notwithstanding anything in this Sublease to the contrary, for purposes of this Sublease, as to such incorporated terms, covenants and conditions:
(i)    references in the Prime Lease to the “Premises” shall be deemed to refer to the “Subleased Premises” under this Sublease;
(ii)    references in the Prime Lease to “Landlord” and to “Tenant” shall be deemed to refer to “Sublessor” and “Sublessee” under this Sublease, respectively, except that where the terms “Landlord” is used in the context of ownership or management of the entire Building, such term shall be deemed to mean only “Prime Lessor”;
(iii)    references in the Prime Lease to “this Lease” shall be deemed to refer to “this Sublease” (except when such reference in the Prime Lease is, by its terms (unless modified by this Sublease), a reference to any other section of the Prime Lease, in which event such reference shall be deemed to refer to the particular section of the Prime Lease);
(iv)    references in the Prime Lease to the “Term Commencement” and “Rent Commencement Date” shall be deemed to refer to the “Commencement Date” under this Sublease;
(v)    references in the Prime Lease to the “Base Rent”, “additional rent” and “rent” shall be deemed to refer to the “Base Rent”, “additional rent” and “Rent”, respectively, as defined under this Sublease, it being agreed and understood that Sublessee shall pay the Base Rent specified in this Sublease and not the Base Rent specified in the Prime Lease; and
(vi)    references in the Prime Lease to the “Term” shall be deemed to refer to the “Term” of this Sublease.
The following provisions of the Prime Lease, Exhibits and Schedules annexed thereto are not incorporated in this Sublease by reference and shall not, except as to definitions set forth in the Prime Lease, have any applicability to this Sublease: Articles/Sections: 2.3 through 2.7, 2.9, 2.10, 4.1 through 4.4, 5, 17.1 (after the fourth sentence),27, 29.1 (second sentence), 33, 35.1, 40.5. 42, 43, 45, Exhibits A, B (Sections 1.1, 2 (but paragraphs 2.1 – 2.5 are incorporated)), G, I, and J.
Where reference is made in the following Sections to “Landlord”, such references shall be deemed to refer only to “Prime Lessor”: Articles/Sections: 2.11, 12.8 (last sentence), 14.1, 16.9, 18.1, 21.9 (first sentence), 23.1, 23.2, 24, 28.1 (after third sentence), 41.3, 41.5.
(b)    Notwithstanding any incorporation of any provision of the Prime Lease by reference, Sublessee acknowledges that under the Prime Lease, the services, repairs, restorations, equipment and access to and for the Premises and insurance coverage of the Building are in fact to be provided by Prime Lessor and Sublessor shall have no obligation to provide any such services, repairs, restorations, equipment, access or insurance coverage, and Sublessor will have no liability to Sublessee for any loss or damage arising from or suffered by Sublessee as a result or consequence of any failure by Prime Lessor to perform such obligations. Sublessee shall look solely to Prime Lessor for the furnishing of such services, repairs, restorations, equipment, access and insurance coverage, and Sublessor shall have no obligation to provide any such services, repairs, restorations, equipment, access or to furnish any such insurance coverage. Upon receipt of any request from Sublessee, Sublessor shall cooperate reasonably with Sublessee in attempting to obtain for Sublessee’s benefit the performance by Prime Lessor of its obligations under the Prime Lease, and Sublessor agrees to use its commercially reasonable efforts to enforce the terms and conditions of the Prime Lease against Prime Lessor, but Sublessor shall in no event be obligated to commence litigation against Prime Lessor, nor shall Sublessor be liable to Sublessee, nor shall the obligations of Sublessee under this Sublease be impaired or the performance of Sublessee be excused, because of any failure or delay on Prime Lessor’s part in furnishing such services, repairs, restorations, equipment, access or insurance coverage. If Sublessee desires any after hours HVAC service, Sublessee must give Sublessor at least such prior notice as is reasonably necessary to allow Sublessor to process the same and transmit the request to Prime Lessor in the time required of Prime Lessor under the terms of the Prime Lease and Sublessor shall provide such request to Prime Lessor promptly after receipt. Sublessee shall reimburse Sublessor for the costs of obtaining such after hours HVAC use in accordance with Paragraph 3 of this Sublease.
(c)    Notwithstanding anything to the contrary contained in the Prime Lease, the time limits (the “Notice Periods”) contained in the Prime Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the “Tenant” (including any grace periods set forth in Section 31.4 of the Prime Lease), under the Prime Lease, or for the exercise by “Tenant” under the Prime Lease of any right, remedy or option, are changed for the purposes of incorporation in this Sublease by reference by shortening the Notice Periods in each instance by five (5) days (or by three (3) days if the notice period is ten (10) days or less), so that in each instance Sublessee shall have five (5) (or three (3), as applicable) fewer days to observe or perform under this Sublease than Sublessor has as “Tenant” under the Prime Lease. Notwithstanding the foregoing provisions of this Paragraph 10(c), if the Prime Lease allows a Notice Period of five (5) days or less, then Sublessee shall nevertheless be allowed the number of days equal to one-half of the number of days in each Notice Period to give any such notices, make any such demands, perform any such acts, conditions or covenants or exercise any such rights, remedies or options. If one-half of the number of days in the Notice Period is not a whole number, Sublessee has the number of days equal to one-half of the number of days in the Notice Period rounded up to the next whole number.
(d)    Notwithstanding anything to the contrary contained in this Sublease (including, without limitation, the provisions of the Prime Lease incorporated in this Sublease by reference), Sublessor makes no representations or warranties whatsoever with respect to the Subleased Premises, this Sublease, the Prime Lease or any other matter, either express or implied, except as expressly set forth in this Sublease, except further that Sublessor represents and warrants, as of the date of execution of this Sublease, (i) that it is the holder of the interest of the “Tenant” under the Prime Lease and Sublessor’s interest as “Tenant” under the Prime Lease is not the subject of any lien, assignment, conflicting sublease, or other hypothecation or pledge, (ii) that the Prime Lease is in full force and effect, unmodified and constitutes the entire agreement between Prime Lessor and Sublessor in respect of the Subleased Premises, (iii) that no notices of default have been served on Sublessor under the Prime Lease which have not been cured and (iv) to the best of Sublessor’s knowledge, neither Sublessor nor Prime Lessor is in default under the Prime Lease.
11.    Certain Services and Rights. The only services or rights to which the Sublessee is entitled under this Sublease, including without limitation rights relating to the repair, maintenance and restoration of the Subleased Premises, are those services and rights to which Sublessor is entitled under the Prime Lease. Sublessor has no obligation to furnish any services whatsoever to Sublessee, any such obligation being that of Prime Lessor under the Prime Lease, and that, as set forth in Paragraph 10(b) of this Sublease, the sole obligation of Sublessor under this Sublease with respect to such services is to cooperate reasonably with Sublessee to obtain Prime Lessor’s performance.
12.    Compliance with Prime Lease. Sublessee shall neither do nor permit anything to be done that could, after notice and failure to timely cure, if applicable, cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in Prime Lessor under the Prime Lease as a result of a “Tenant” default under the Prime Lease, and without limitation of any other indemnification or hold harmless obligation, Sublessee shall defend, indemnify and hold Sublessor and its agents, employees, officers and contractors harmless from and against any and all liabilities, claims, suits, demands, judgments, costs, losses, interest and expenses (including, without being limited to, reasonable attorneys’ fees and expenses) of any kind whatsoever by reason of any breach or default on the part of Sublessee under the Prime Lease, or by any other act, omission, condition or circumstance by reason of which the Prime Lease is or could be so terminated or forfeited. Subject to Section 10(c) above, to the extent that Sublessor is entitled under the Prime Lease to receive notice from Prime Lessor of any breach, default or other non-compliance, Sublessee shall be entitled to notice from Sublessor with respect to any breach, default or other non-compliance on the part of Sublessee. Sublessor agrees to give Sublessee prompt notice of any liability, claim, etc. to which the foregoing indemnity applies and the right to defend same with counsel reasonably acceptable to Sublessor. Sublessee covenants that Sublessee will not do anything that could constitute a breach or default under the provisions of the Prime Lease, or omit to do anything that Sublessee is obligated to do under the terms of this Sublease that could constitute a breach or default under the Prime Lease.
13.    Default. If Sublessee shall default in any of its obligations under this Sublease beyond applicable cure periods, Sublessor shall have available to it all of the rights and remedies available to Prime Lessor under the Prime Lease, including without limitation Sections 31.5 through 31.11 of the Prime Lease as incorporated in this Sublease by reference, as though Sublessor were the “Landlord” and Sublessee the “Tenant” under the Prime Lease. Sublessee shall reimburse Sublessor for all reasonable out of pocket costs and expenses, including reasonable attorneys’ fees, incurred by Sublessor in asserting or enforcing its rights under this Sublease against Sublessee or any assignee, sub-Sublessee or other person claiming under Sublessee.
14.    Brokerage. Sublessee and Sublessor represent that they have not dealt with any broker in connection with this Sublease other than CBRE/New England (the “Broker”). Each party shall indemnify and hold harmless the other from and against any and all liabilities, claims, suits, demands, judgments, costs, losses, interest and expenses (including, without being limited to, reasonable attorneys’ fees and expenses) which the indemnified party may be subject to or suffer by reason of any claim made by any person, firm or corporation other than the Broker for any commission, expense or other compensation as a result of the execution and delivery of this Sublease, which is based on alleged conversations or negotiations by such person, firm or corporation with the indemnifying party. Sublessor shall pay the Broker the brokerage commission or other compensation due the Broker in connection with this Sublease under separate agreements between Sublessor and Broker.
15.    Notices; Communication. All notices, consents, approvals, demands, bills, statements and requests which are required or permitted to be given by either party to the other under this Sublease shall be in writing and are governed by Section 39 of the Prime Lease as incorporated in this Sublease by reference, except that the mailing addresses for Sublessor and Sublessee are initially those first set forth above, and after the Commencement Date, to Sublessee at the Subleased Premises. Sublessee shall not communicate directly with Prime Lessor unless with the express prior consent of Sublessor, provided, however, that (without imposing any obligation on Prime Lessor to accept or recognize any such notice or communication), Sublessee may communicate directly with Prime Lessor with respect to day-to-day operational matters relating to the Subleased Premises (such as, but not limited to, requests for HVAC or elevator service and the like) provided that Sublessee shall be solely responsible for any cost, obligation or liability arising from or as a result of such direct communication. Sublessee shall furnish Sublessor with a simultaneous copy of all such communication between Sublessee and Prime Lessor.
16.    Interpretation. This Sublease shall be construed without regard to any presumption or other rule suggesting construction or interpretation against the party causing this Sublease to be drafted. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease means a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.
17.    Fire or Casualty; Eminent Domain. In the event that the Prime Lease is terminated by Prime Lessor under Article 24 of the Prime Lease, then this Sublease shall likewise be terminated, without the need for any further notice or election, effective on the day before the Prime Lease termination becomes effective. Sublessor agrees that, so long as this Sublease is in full force and effect and Sublessee is not in default hereunder, Sublessor will not exercise any right it may have to unilaterally terminate the Prime Lease under Article 24 thereof without the prior written consent of Sublessee, which consent shall not be unreasonably withheld, delayed or conditioned. In the event the Subleased Premises (or access thereto or systems serving the Subleased Premises) are subjected to a fire or other casualty or to a taking by eminent domain that interferes with the use and enjoyment by Sublessee of a material portion of the Subleased Premises, Sublessee shall, to the extent Sublessor is entitled to and actually receives an abatement of rent under the Prime Lease, be entitled to an equitable adjustment of Rent until tenantable occupancy is restored or Sublessor is no longer entitled to such abatement. If the estimated time for repairs (as determined in accordance with Article 24 of the Prime Lease) shall exceed twelve (12) months from the date of the Damage Repair Estimate (and provided such casualty was not intentionally caused by Sublessee or its agents, employees or contractors) Sublessee may, by notice to Sublessor, terminate this Sublease. In the event of any taking of the Subleased Premises, Sublessee assigns to Prime Lessor any right Sublessee may have to any damages or award. Sublessee shall not make claims against Sublessor, Prime Lessor or the condemning authority for damages.
18.    Signage. Subject to the consent of Prime Lessor if required under the terms and provisions of the Prime Lease, Sublessee shall have the right, at its sole cost and expense, to install signage consistent with Sublessor’s signage rights on the Building lobby directory and on the entrance to the Subleased Premises.
19.    Right to Cure Sublessee’s Defaults. If Sublessee fails to make any payment or perform any other obligation of Sublessee under this Sublease, then Sublessor has the right, but not the obligation, after notice to Sublessee, or without notice to Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee under this Sublease, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor deems necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys’ fees. Sublessee shall pay to Sublessor upon demand as additional rent all reasonable sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at an annual rate equal to the rate two percent (2%) above the base rate or prime rate then published as such in the Wall Street Journal, or, if less, the maximum rate permitted by law. Such interest is payable with respect to the period commencing on the date such expenditures are made by Sublessor and ending on the date such amounts are repaid by Sublessee. The provisions of this Paragraph survive the Expiration Date or the sooner termination of this Sublease.
20.    Termination of Prime Lease; Surrender. This Sublease automatically terminates if the Prime Lease expires or is terminated for any reason before the Expiration Date. Sublessor will not liable to Sublessee by reason of any termination of the Prime Lease or this Sublease. As long as this Sublease is in full force and effect and Sublessee is not in default under this Sublease, Sublessor shall not (i) voluntarily surrender the Prime Lease, except in accordance with rights expressly reserved to Sublessor as “Tenant” under the Prime Lease, including, without limitation, such rights as are available under Article 24 of the Prime Lease in the event of a taking or casualty, or (ii) commit an Event of Default (as defined in the Prime Lease) under the Prime Lease that results in the Prime Lease being terminated (unless as a result of any default or breach by Sublessee under this Sublease). Nothing in this Sublease prevents an assignment by Sublessor of the Prime Lease to any third party or parties (subject, however, to the terms of this Sublease); provided, however, that no such assignment shall affect the liabilities of Sublessor under this Sublease.
Upon the expiration or termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Sublessee’s right of possession, Sublessee shall (i) remove (and restore any damage resulting from such removal) any and all of Sublessee’s movable personal property and signage, and (ii) at once surrender and deliver to Sublessor the Subleased Premises in the condition and repair required by, and in accordance with the provisions of, this Sublease. If Sublessee fails to remove any of Sublessee’s personal property from the Subleased Premises, such property is deemed abandoned (and Sublessee is deemed to have relinquished all right, title and interest in such property), and Sublessor is authorized, without liability to Sublessee for loss or damage thereto, at the sole risk of Sublessee, to (a) remove and store such property at Sublessee’s risk and expense; (b) retain such property, in which case all right, title and interest in such property shall accrue to Sublessor; (c) sell such property and retain the proceeds from such sale; or (d) otherwise dispose or destroy such property.
21.    Consents and Approvals. All references in this Sublease to the consent or approval of Prime Lessor and/or Sublessor shall be deemed to mean the written consent or approval of Prime Lessor and/or Sublessor, as the case may be, and no such consent or approval of Prime Lessor and/or Sublessor, as the case may be, shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Prime Lessor and/or Sublessor, as the case may be. All references in this Sublease to the consent or approval of Sublessee shall be deemed to mean the written consent or approval of Sublessee, and no such consent or approval of Sublessee shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Sublessee. In all provisions requiring the approval or consent of Sublessor (whether under the express terms of this Sublease or the terms of the Prime Lease incorporated in this Sublease), Sublessee shall obtain the approval or consent of Prime Lessor as well as obtain like approval or consent of Sublessor. If Sublessor is required or has determined to give its consent or approval to a matter as to which consent or approval has been requested by Sublessee, Sublessor shall cooperate reasonably with Sublessee in endeavoring to obtain any required Prime Lessor’s consent or approval upon and subject to the following terms and conditions: (i) Sublessee shall reimburse Sublessor for any reasonable out-of-pocket costs incurred by Sublessor in connection with any consent or approval under this Sublease or under the Prime Lease, (ii) Sublessor is not required to make any payments to Prime Lessor or to enter into any agreements or to modify the Prime Lease or this Sublease in order to obtain any such consent or approval, (iii) if Sublessee agrees or is otherwise obligated to make any payments to Sublessor or Prime Lessor in connection with such request for such consent or approval, Sublessee has made arrangements satisfactory to Sublessor for such payments, and (iv) Sublessee shall indemnify and hold Sublessor harmless from and against all liabilities, claims, suits, demands, judgments, costs, losses, interest and expenses (including, without being limited to, reasonable attorneys’ fees and expenses) Sublessor suffers or incurs in connection with seeking such consent or approval (including, without being limited to, claims by prospective Sublessees, sub-Sublessees, assignees and brokers if consent to a sublease or sub-sublease or assignment is not granted or is unreasonably conditioned). Nothing contained in this Article is deemed to require Sublessor to give any consent or approval simply because Prime Lessor has given such consent or approval, and Sublessor shall never be required to give any consent or approval if Prime Lessor has refused (for whatever reason) to do so. If Sublessee desires to do act for which Prime Lessor’s consent or approval (or that of any third party or parties) is required, then Sublessee shall deliver all necessary or appropriate materials, applications, plans, specifications and the like to Sublessor no later than fifteen (15) days prior to the date on which Sublessor must deliver the same to Prime Lessor.
22.    Conversion of Core Space. The Subleased Premises contain certain existing mechanical core space, as more fully shown on Exhibit I attached to the Prime Lease, as to which Sublessor has certain rights to convert the same to office and laboratory space. Such conversion requires the Conversion Approvals, as defined in the Prime Lease. So long as this Sublease is in full force and effect, and no default exists hereunder on the part of Sublessee, and Sublessee is in actual occupancy of all or substantially all of the Subleased Premises, and upon request by Sublessee, Sublessor will undertake to seek the Conversion Approvals, provided that Sublessee shall bear all costs and expenses in connection therewith (whether or not such efforts are successful). Sublessor will not have any obligation to seek from Prime Lessor or independently pay all or any portion of the contribution to be provided by the Prime Lessor toward the cost of construction. Sublessor shall have no liability to Sublessee in the event that Sublessor is not successful in obtaining the Conversion Approvals.
23.    No Privity of Estate. Nothing contained in this Sublease creates any privity of estate or of contract between Sublessee and Prime Lessor and Prime Lessor is not obligated to recognize or to provide for the non-disturbance of the rights of Sublessee under this Sublease.
24.    Waiver of Jury Trial and Right to Counterclaim. Sublessor and Sublessee each waive any rights which they may have to trial by jury in any summary action or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Sublessee, the Subleased Premises and the use and occupancy of the Subleased Premises, and any claim for injury or damages. Sublessee also waives all right to assert or interpose a counterclaim (other than mandatory or compulsory counterclaims) in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises.
25.    Consent of Prime Lessor. Notwithstanding anything to the contrary contained in this Sublease, the effectiveness of this Sublease is subject to and conditioned upon the written approval of, and consent to, this Sublease by Prime Lessor in form reasonably acceptable to each of Sublessor and Sublessee (the “Consent”). Without limitation, the Consent must (i) consent to this Sublease, (ii) waive any right of termination or recapture that Prime Lessor may have in respect of this Sublease, (iii) confirm that (notwithstanding any provision of the Prime Lease to the contrary) Sublessor’s ongoing rights under the Prime Lease (including without limitation the right to extend the Term of the Prime Lease and the right to expand the size of the Premises) will not be impaired or affected as a consequence of this Sublease, and all such rights will remain unaffected, and (iv) waive the 90-day maximum advance notice period under Section 29.2 of the Prime Lease. This Sublease shall not become effective unless and until the Consent is fully executed and delivered by Prime Lessor, Sublessor and Sublessee (the “Consent Contingency”). Each of Sublessor and Sublessee shall execute and deliver the Consent in the form provided by Prime Lessor and reasonably approved by Sublessor and Sublessee, even if the Consent has not been signed by Prime Lessor. If the Consent Contingency is not satisfied before the date that is ninety (90) days after submission of the request for the Consent, then from and after such date, either party may terminate this Sublease by providing written notice to the other unless the Consent Contingency is satisfied before the date on which such notice of termination is provided. If this Sublease is terminated under this Paragraph 25, then this Sublease shall cease to have any further force or effect and the parties hereto shall have no further obligations to each other with respect to this Sublease, except that any Rent or other funds paid under this Sublease by Sublessee shall be promptly refunded by Sublessor.
26.    Limitation of Liability. If Sublessor is in default under this Sublease and, as a consequence, Sublessee recovers a monetary judgment against Sublessor, the judgment shall be satisfied only out of Sublessor’s then equity interest as lessee under the Prime Lease. By way of clarification, Sublessor and Sublessee expressly agree that Sublessee may offset against Rent and Additional Rent payable under this Sublease the amount of any such monetary judgment plus interest thereon at the rate set forth in Section 19 above. No partner, director, officer, shareholder, employee, advisor or agent of Sublessor shall be personally liable in any manner or to any extent under or in connection with this Sublease. In no event shall either Sublessor or Sublessee, or any of the respective partners, directors, officers, shareholders, employees, advisors or agents of Sublessor or Sublessee, be responsible for (i) any indirect or consequential/special damages, or (ii) any damages in the nature of interruption or loss of business. For purposes of this Sublease, “indirect or consequential/special damages” shall not include, without limitation, any liability, claim, suit, damage, judgment, cost, loss, interest or expense incurred by Sublessor as a result of a breach or default under the Prime Lease, to the extent resulting from or relating to a breach or default by Sublessee of any provision of this Sublease.
27.    Holdover. If Sublessee fails to surrender and deliver the Subleased Premises as and when required under this Sublease, Sublessee shall become a tenant at sufferance only, subject to all of the terms, covenants and conditions in this Sublease specified, except the rate of Base Rent increases to (i) 150% of the rate of Base Rent then in effect for the first thirty (30) days of such holdover and (ii) thereafter Sublessee shall pay 200% of the rate of Base Rent then in effect for the remainder of such holdover. In addition, Sublessee shall protect, defend (with counsel reasonably approved by Sublessor), indemnify and hold harmless Sublessor and its officers, directors, agents and employees from and against any and all liability, claims, suits, demands, judgments, costs, losses, interest and expenses (including, without being limited to, reasonable attorneys’ fees and expenses) that Sublessor may suffer, under Section 3.02 of the Prime Lease or otherwise, by reason of any holdover by Sublessee under this Sublease. The terms and provisions of this Paragraph 27 shall survive the expiration or earlier termination of this Sublease.
28.    Recording. Sublessor and Sublessee agree to execute, acknowledge, and deliver a notice of this Sublease in statutory form that is first approved in writing by Prime Lessor, which notice Sublessee may record at its sole expense.
29.    Attorney’s Fees. If either Sublessor or Sublessee bring any action or legal proceeding for an alleged breach of any provision of this Sublease, to recover Rent, to terminate this Sublease or otherwise to enforce, protect or establish any term or covenant of this Sublease, the prevailing party is entitled to recover from the non-prevailing party as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys’ fees, court costs, and expert fees as may be fixed by the court.
30.    Parking. Sublessor grants to Sublessee the right to use up to the number of “Elected Spaces” provided to Sublessor under Section 13.3 of the Prime Lease, upon payment by Sublessee of the fees, charges and costs provided for therein, as and when the same become due and payable. Sublessee’s use of the parking spaces provided under this Paragraph 30 and Sublessee’s rights with respect to such parking spaces shall otherwise be in accordance with the terms of the Prime Lease. Sublessee shall not assign, license or sublease Sublessee’s rights under this Paragraph 30 except in connection with an assignment of Sublessee’s interest in this Sublease or a sub-sublease of all or any portion of the Subleased Premises, in either such case to the extent such transfer is permitted hereunder.
31.    Survival. Without limitation of any other matters that are stated to survive the expiration or earlier termination of this Sublease or the Prime Lease, Paragraphs 3 (Rent), 4 (Electricity; Utilities), 14 (Brokerage), 24 (Waiver of Jury Trial and Right to Counterclaim), and 26 (Limitation on Liability) of this Sublease will survive the expiration or earlier termination of this Sublease.
[TEXT ENDS HERE – SIGNATURES FOLLOW]

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Sublease as a sealed instrument as of the date first written above.
SUBLESSOR
BIOGEN MA INC.
By:    /s/ Paul J. Clancy
Name:    Paul J. Clancy
Title:    Chief Financial Officer

SUBLESSEE

MOMENTA PHARMACEUTICALS, INC.

By:    /s/ Richard P. Shea
Name:    Richard P. Shea
Title:    Chief Financial Officer

EXHIBIT A
PRIME LEASE (REDACTED)
[See Attached]

A-1

LEASE

by and between

BMR-ROGERS STREET LLC,
a Delaware limited liability company

and

BIOGEN MA INC.,
a Massachusetts corporation

APPROVED
BIOMED REALTY LEGAL
/s/CAM
BioMed Realty form dated 11/25/14

Table of Contents

1. Lease of Premises	1
2. Basic Lease Provisions	2
3. Term	4
4. Possession and Commencement Date.	4
5. Condition of Premises	6
6. Rentable Area	6
7. Rent	7
8. Access	8
9. Operating Expenses	8
10. Taxes on Tenant’s Property	14
11. [Intentionally omitted]	14
12. Use	14
13. Rules and Regulations, CC&Rs, Parking Facilities and Common Area	17
14. Project Control by Landlord	19
15. Quiet Enjoyment	20
16. Utilities and Services	20
17. Alterations	23
18. Repairs and Maintenance	26
19. Liens	27
20. Estoppel Certificate	28
21. Hazardous Materials	28
22. Odors and Exhaust	32
23. Insurance; Waiver of Subrogation	33
24. Damage or Destruction	36
25. Eminent Domain	38
26. Surrender	39
27. Holding Over	40
28. Indemnification and Exculpation	41
29. Assignment or Subletting	42
30. Subordination and Attornment	46
31. Defaults and Remedies	47
32. Bankruptcy	52
33. Brokers	52
34. Definition of Landlord	53
35. Limitation of Liability	53
36. Joint and Several Obligations	54
37. Representations	54
38. Confidentiality	54
39. Notices	55
40. Miscellaneous	55
41. Rooftop Installation Area	58
42. Options to Extend Term	59
43. Expansion Option	61
44. Conversion of Core Space to Office/Laboratory Space	62
45. Right of First Offer	63

i

LEASE
THIS LEASE (this “Lease”) is entered into as of this 31st day of March, 2015 (the “Execution Date”), by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord”), and BIOGEN MA INC., a Massachusetts corporation (“Tenant”).
RECITALS
A.    WHEREAS, pursuant to that certain ground lease dated as of March 30, 1999, by and among MBA-Rogers Street, LLC (“Ground Lessor,” as successor-in-interest to O&T Realty, LLC, and MBA-Cambridge, LLC (collectively, “Initial Ground Lessor”)), as landlord, and Rogers Street, LLC, a Delaware limited liability company (“Initial Ground Lessee”), as tenant; as such ground lease has been amended by that certain letter agreement dated as of July 29, 1999, between Initial Ground Lessor and Initial Ground Lessee, and that certain Agreement Regarding Arbitration and Lease Amendments dated as of December 15, 1999, by and between Initial Ground Lessor and Initial Ground Lessee; and as such ground lease has been assigned pursuant to that certain Assignment and Assumption of Ground Lease dated as of April 4, 2007, by and between Initial Ground Lessee and Landlord (such ground lease, as so amended and assigned, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Ground Lease”), Landlord leases certain real property described on Exhibit A-1 attached hereto (the “Property”) and the improvements located thereon, including the buildings at 301 Binney Street (the “Building”), 320 Bent Street and 157 Sixth Street in Cambridge, Massachusetts; and
B.    WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, certain premises (the “Premises”) located on the fifth (5th) floor of the Building, pursuant to the terms and conditions of this Lease, as detailed below.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.    Lease of Premises. Effective on the Term Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, as shown on Exhibit A attached hereto, including exclusive shafts, cable runs, mechanical spaces and rooftop areas, for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The Property and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the Building and other buildings located on the Property, are hereinafter collectively referred to as the “Project.” All portions of the Building that are for the non-exclusive use of the tenants of the Building only, and not the tenants of the Project generally, such as service corridors, stairways, elevators, public restrooms and public lobbies (all to the extent located in the Building), are hereinafter referred to as “Building Common Area.” All portions of the Project that are for the non-exclusive use of tenants of the Project generally, including driveways, sidewalks, parking areas, and landscaped areas, are hereinafter referred to as “Project Common Area.” The Building Common Area and Project Common Area are collectively referred to herein as “Common Area.”

2.    Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.
2.1.    This Lease shall take effect upon the Execution Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto.
2.2.    In the definitions below, each current Rentable Area (as defined below) is expressed in rentable square feet. The parties have agreed upon the Rentable Area, and neither the Rentable Area nor Tenant’s Pro Rata Share (as defined below) are subject to change, absent physical change in the Building or the Premises.

Definition or Provision	Means the Following (As of the Execution Date)
Approximate Rentable Area of Premises	79,683 square feet
Approximate Rentable Area of Building	417,290 square feet
Tenant’s Pro Rata Share of Building	19.10%
2.3.    Monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the Rent Commencement Date (as defined below), subject to adjustment pursuant to this Lease:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Lease Year 1	79,683	++++	++++	++++
Lease Year 2	79,683	++++	++++	++++
Lease Year 3	79,683	++++	++++	++++
Lease Year 4	79,683	++++	++++	++++
Lease Year 5	79,683	++++	++++	++++
Lease Year 6	79,683	++++	++++	++++
Lease Year 7	79,683	++++	++++	++++
Lease Year 8	79,683	++++	++++	++++
Lease Year 9	79,683	++++	++++	++++
Lease Year 10	79,683	++++	++++	++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

“Lease Year” means a period of twelve (12) consecutive calendar months during the Term, beginning on the Rent Commencement Date or any anniversary of the Rent Commencement Date, except that if the Rent Commencement Date does not fall on the first (1st) day of a calendar month, then (a) the first (1st) Lease Year shall begin on the Rent Commencement Date and end on the last day of the calendar month prior to the first (1st) annual anniversary of the Rent Commencement Date, (b) each succeeding Lease Year shall begin on the day following the last day of the prior Lease Year, and (c) the partial month, if any, at the end of the Term shall be included in the final Lease Year.
2.4.    The Term Commencement Date is defined in Section 4.1.
2.5.    Estimated Term Expiration Date: June 30, 2025. The Term Expiration Date is defined in Article 3.
2.6.    ++++
2.7.    ++++
2.8.    Permitted Use: General office and laboratory use in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities (as defined below), committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the Premises, the Building, the Property, the Project, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”)
2.9.    ++++
2.10.    Address for Rent Payment:
BMR-Rogers Street LLC Attention Entity 635
P.O. Box 511415
Los Angeles, California 90051-7970

2.11.    Address for Notices to Landlord:
BMR-Rogers Street LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attn: Vice President, Real Estate Legal
2.12.    Address for Notices to Tenant:
Biogen MA, Inc.
225 Binney Street
Cambridge, MA 02142
Attn: Mr. Edward Dondero
With a copy to:    Biogen MA, Inc.
225 Binney Street
Cambridge, MA 02142
Attn: Harry Carey, Esq.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

2.13.    Address for Invoices to Tenant:
Biogen MA Inc.
Fourteen Cambridge Center
Cambridge, MA 02142
Attn: Accounts Payable
2.14.    The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit A	Premises
Exhibit A-1	Property
Exhibit B	Work Letter
Exhibit B-1	Tenant Work Insurance Schedule
Exhibit C-1	Acknowledgement of Term Commencement Date
Exhibit C-2	Acknowledgement of Rent Commencement Date and Term Expiration Date
Exhibit D	Rules and Regulations
Exhibit E	Tenant’s Personal Property
Exhibit F	Form of Estoppel Certificate
Exhibit G	Expansion Space
Exhibit H	Rooftop Installation Area
Exhibit I	Core Space
Exhibit J	Form of Guaranty

3.    Term. The actual term of this Lease (as the same may be extended pursuant to Article 42 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence on the actual Term Commencement Date (as defined in Article 4) and end on the date (the “Term Expiration Date”) that is one hundred twenty (120) months (plus the partial month, if any) after the actual Rent Commencement Date, subject to extension or earlier termination of this Lease as provided herein.
4.    Possession and Commencement Date.
4.1.    The “Term Commencement Date” shall be the day on which this Lease is fully executed and Landlord delivers possession of the Premises to Tenant in the Delivery Condition (as defined below). Landlord shall prepare and present to Tenant, and Tenant shall execute and deliver to Landlord, written acknowledgment of the actual Term Commencement Date and the Term Expiration Date within ten (10) days after Tenant takes occupancy of the Premises, in the form attached as Exhibit C-1 hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Term Commencement Date or Landlord’s or Tenant’s liability hereunder. “Delivery Condition” means that the Premises are broom clean and free of personal property or equipment of any other party and free of construction debris.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

4.5.    Tenant shall select the architect, engineer and general contractor, each of which shall be subject to approval by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), in accordance with the terms set forth in the Work Letter.
4.6.    Tenant and its approved architects, consultants, contractors, subcontractors and material suppliers shall have access to the Premises for construction of the Tenant Improvements, including non-exclusive use of freight elevators in the Building; provided that such access and use shall not unreasonably interfere with the rights of other tenants in the Building. Landlord and Tenant will cooperate with one another and will use reasonable efforts to coordinate Tenant’s construction of the Tenant Improvements with work being done by or for the benefit of other tenants in the Building to minimize any interference. Subject to the Rules and Regulations and the foregoing provision, and provided that Tenant does not cause any noise or odors that unreasonably interfere with or disturb other tenants (in Landlord’s reasonable determination), Tenant may undertake the Tenant Improvements during normal business hours.
4.7.    Tenant shall pay for all water, gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises for use during Tenant’s construction of the Tenant Improvements and until the Term Commencement Date, together with any fees, surcharges and taxes thereon.
5.    ++++
6.    Rentable Area.
6.1.    The term “Rentable Area” of the Premises shall be as set forth in Section 2.2.
6.2.    The Rentable Area of the Premises and the Building set forth above are deemed conclusive between the parties and are not subject to remeasurement, except that, in the event that the size of the Premises or the Building is actually reduced or expanded, the Rentable Area of the Premises or the Building (as applicable) and Tenant’s Pro Rata Share shall be reasonably adjusted pursuant to calculations made by Landlord’s architect using a method consistent with the initial determination of Rentable Area for the Premises and the Building.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

7.    Rent.
7.1.    Tenant shall pay to Landlord as Base Rent for the Premises the sums set forth in Section 2.3, commencing on the Rent Commencement Date. Tenant shall execute and deliver to Landlord written acknowledgment of the Rent Commencement Date and the Term Expiration Date within ten (10) days after Tenant takes occupancy of the Premises for the Permitted Use and Landlord’s request therefor, in the form attached as Exhibit C-2 hereto. Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, each in advance on the first day of each and every calendar month during the Term.
7.2.    In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) Tenant’s Adjusted Share (as defined below) of Operating Expenses (as defined below), (b) the Property Management Fee (as defined below) and (c) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.
7.3.    Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset (except as may be otherwise specifically provided in this Lease), in lawful money of the United States of America pursuant to the wiring instructions set forth in Section 2.10 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month.
7.4.    Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by (a) any Applicable Laws now or hereafter applicable to the Premises, (b) any other restriction on Tenant’s use, (c) except as expressly provided herein, any casualty or taking or (d) any other occurrence; and Tenant waives all rights now or hereafter existing to terminate or cancel this Lease or quit or surrender the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant’s obligation to pay Rent with respect to any period or obligations arising, existing or pertaining to the period prior to the date of the expiration or earlier termination of the Term or this Lease shall survive any such expiration or earlier termination; provided, however, that nothing in this sentence shall in any way affect Tenant’s obligations with respect to any other period. Notwithstanding anything to the contrary in this Lease, if (i) due to Landlord’s negligence, Landlord has failed to materially comply with its obligations under this Lease, (ii) such failure continues for a period of thirty (30) days after written notice from Tenant, and (iii) Tenant is unable to use a material portion of the Premises for the Permitted Use due solely and directly to negligent Landlord’s failure to materially comply with its obligations, then Tenant may deliver a second written notice thereof to Landlord. If Landlord has not remedied its negligent failure to materially comply with its obligations under this Lease within thirty (30) days after such second notice and Tenant remains unable to use such material portion of the Premises for the Permitted Use due solely and directly to Landlord’s negligent failure to materially comply with its obligations under this Lease, then Tenant’s Base Rent and Operating Expenses (or, to the extent that less than all of the Premises are affected, a proportionate amount (based on the Rentable Area of the Premises that is rendered unusable) of Base Rent and Operating Expenses) shall thereafter be abated until the Premises are again usable by Tenant for the Permitted Use. During any period while Landlord is pursuing a cure of its obligations hereunder, Tenant will cooperate with Landlord and will provide Landlord with the necessary access to the Premises to pursue its remedy.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

8.    Access. Subject to accidents; breakage; casualties (to the extent not caused by the party claiming Force Majeure); Severe Weather Conditions (as defined below); physical natural disasters (but excluding weather conditions that are not Severe Weather Conditions); strikes, lockouts or other labor disturbances or labor disputes (other than labor disturbances and labor disputes resulting solely from the acts or omissions of the party claiming Force Majeure); acts of terrorism; riots or civil disturbances; wars or insurrections; shortages of materials (which shortages are not unique to the party claiming Force Majeure); government regulations, moratoria or other governmental actions, inactions or delays; failures by third parties to deliver gas, oil or another suitable fuel supply, or inability of the party claiming Force Majeure, by exercise of reasonable diligence, to obtain gas, oil or another suitable fuel; or other causes beyond the reasonable control of the party claiming that Force Majeure has occurred (collectively, “Force Majeure”), Tenant shall have access to the Premises, Building and parking facilities in accordance with the terms of this Lease twenty-four (24) hours per day, seven (7) days per week. “Severe Weather Conditions” means weather conditions that are materially worse than those that reasonably would be anticipated for the Property at the applicable time based on historic meteorological records.
9.    Operating Expenses.
9.1.    As used herein, the term “Operating Expenses” shall include:
(a)    Government impositions, including property tax costs consisting of real and personal property taxes (including amounts due under any improvement bond upon the Building or the Project (including the parcel or parcels of real property upon which the Building and areas serving the Building are located)) or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”); taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from Applicable Laws or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; any fee for a business license to operate an office building; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less any tax refund, abatement, credit or reduction (each to the extent attributed to a Lease Year during the Term) obtained as a result of an application for review thereof; and

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(b)    All other actual costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the Building and the Project, which shall include costs of repairs and replacements (provided, however, capital replacements shall only be included in Operating Expenses as provided below in this Section) to improvements within the Project as appropriate to maintain the Project as required hereunder; costs of utilities furnished to the Common Area; sewer fees; cable television; trash collection for Common Area; cleaning for Common Area, including windows; HVAC; maintenance of landscaping and grounds; snow removal; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building or Project systems and equipment; to the extent not included in the Property Management Fee, telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the operation of the Project; costs of furniture, draperies, carpeting, landscaping supplies, and other customary and ordinary items of personal property provided by Landlord for use in Common Area; capital expenditures incurred (i) in replacing obsolete equipment, (ii) for the primary purpose of reducing Operating Expenses or (iii) required by any Governmental Authority to comply with changes in Applicable Laws that take effect after the Execution Date or to ensure continued compliance with Applicable Laws in effect as of the Execution Date, in each case amortized over the useful life thereof, as reasonably determined by Landlord, in accordance with generally accepted accounting principles; costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non- compliance as of the Execution Date with Applicable Laws); costs to keep the Project in compliance with, or fees otherwise required under, any CC&Rs (as defined below); insurance premiums, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the commercially reasonable deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including janitors, floor waxers, window washers, watchmen, gardeners, sweepers, plow truck drivers, handymen, and engineering/maintenance personnel.
(c)    Notwithstanding the foregoing, Operating Expenses shall not include any state, federal or local net income, franchise, capital stock, estate, transfer or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project; any leasing commissions or expenses (including leasehold improvements, redecoration or renovation work) that relate to preparation of rental space for a tenant; expenses of initial development and construction of the Project or any expansion or elective upgrade of the Project (excluding any upgrades to the Common Areas; provided, however that elective upgrades to items in the Common Areas that at the time are still in good working order shall be excluded from Operating Expenses to the extent they constitute capital expenditures), including grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing); capital expenditures other than those expressly described and amortized as provided in Section 9.1(b); legal expenses relating to other tenants; costs of repairs or services to the extent reimbursed by payment of proceeds from insurance companies, warranties, guaranties or any other third party or parties to the extent received by Landlord (with Landlord hereby agreeing to use commercially reasonable efforts (which in no event shall include litigation) to collect such reimbursements from third parties); principal amount of or interest upon loans to Landlord or secured by a mortgage or deed of trust covering the Project or a portion thereof (provided that interest upon a government assessment or improvement bond payable in installments shall constitute an Operating Expense under Subsection 9.1(a)); salaries of executive officers of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements that are provided for in Section 9.1(b)); the cost of cleaning or janitorial services provided for space leased or intended to be leased to other tenants in the Building; the cost of any work or service performed for any tenant in the Building (other than Tenant) to a materially greater extent or in a materially more favorable manner than that furnished generally to other tenants (including Tenant) in the Building; the general corporate overhead costs and expenses of the Landlord entity (except to the extent of the Property Management Fee (as defined below)); costs and expenses incurred in any dispute with any particular tenant; any costs (other than the Property Management Fee) representing an amount paid to an entity related to Landlord that is materially in excess of the amount that would have been paid absent such relationship; taxes that are excluded from Operating Expenses by the last sentence of Section 9.1(a); rent on ground leases or other underlying leases; costs, liabilities and expenses incurred in connection with the removal, enclosure, encapsulation or other handling of and the cost of defending against claims in regard to Hazardous Materials (i) in existence at the Building or the Project prior to the Term Commencement Date, (ii) due to the gross negligence or willful misconduct of Landlord, or (iii) for which the person or entity that is responsible for causing such Hazardous Materials to be on the Project is identified by Landlord; the cost of correcting defects in the design, construction, equipment of or latent defects in the Building or the Project; the cost of any work or services performed for any facility other than the Building or Project; direct costs or allocable costs (such as real estate taxes) associated with parking operations if there is a separate charge to Tenant for parking; charitable

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

or political contributions; cost of acquiring and maintaining sculptures, paintings and other works of art, to the extent such items are materially more expensive than typical office décor in buildings similar to the Building; reserve funds; costs of mitigation or impact fees or subsidies, imposed or incurred prior to the date of the Lease or imposed solely as a result of another tenant’s use of the Building or its premises; costs and expenses attributed to the parking facility located on the Property that services the Building; late fees or charges incurred by Landlord due to late payment of expenses, except to the extent attributable to Tenant’s or any Tenant Party’s actions or inactions; and charges for electricity, water or other utilities, services or goods and applicable taxes for which Tenant or any other tenant, occupant, person or other party reimburses Landlord or pays to third parties (except as part of Operating Expenses). There shall also be excluded from Operating Expenses the following: costs or expenses incurred for the maintenance, operation or replacement of air handling units serving any portion of the Building that is not Common Area available for Tenant’s use pursuant to this Lease; costs or expenses incurred in connection with the financing or sale of the Building or Land or any portion thereof; real estate brokers’ leasing commissions; costs of providing any service directly to any other tenant in the Building, which service is not available to Tenant and all other similarly-situated tenants in the Building; costs expressly excluded from Operating Expenses elsewhere in this Lease or that are charged to or paid by Tenant under other provisions of this Lease; professional fees and disbursements and other costs and expenses related to the ownership (as opposed to the use, occupancy, operation, maintenance and repair) of the Project; and any item that, if included in Operating Expenses, would involve a double collection for such item by Landlord. To the extent that Tenant uses more than Tenant’s Pro Rata Share of any item of Operating Expenses, Tenant shall pay Landlord for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of Operating Expenses (such excess, together with Tenant’s Pro Rata Share, “Tenant’s Adjusted Share”). Landlord shall use reasonable efforts to notify Tenant (which notification may be by email) with respect to which Operating Expenses (if any) Tenant is obligated to pay Tenant’s Adjusted Share of Operating Expenses (as opposed to Tenant’s Pro Rata Share) when Landlord has actual knowledge thereof.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

9.2.    Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) the Property Management Fee (as defined below) and (b) Landlord’s reasonable estimate of Tenant’s Adjusted Share of Operating Expenses with respect to the Building and the Project, as applicable, for such month.
(x)    The “Property Management Fee” shall equal three percent (3%) of Base Rent due from Tenant.
(y)    Within one hundred twenty (120) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord, but in any event not to exceed one hundred eighty (180) days), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant’s Adjusted Share of Operating Expenses (“Landlord’s Statement”). Any additional sum due from Tenant to Landlord shall be due and payable within forty-five (45) days after receipt of an invoice therefor. If the amounts paid by Tenant pursuant to this Section exceed Tenant’s Adjusted Share of Operating Expenses for the previous calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany Landlord’s Statement with payment for the amount of such difference.
(z)    Any amount due under this Section for any period that is less than a full month shall be prorated for such fractional month on the basis of the number of days in the month.
9.3.    Landlord’s annual statement shall be final and binding upon Tenant unless Tenant, within ninety (90) days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reasons therefor; provided that Tenant shall in all events pay the amount specified in Landlord’s annual statement, pending the results of the Independent Review and determination of the Accountant(s), as applicable and as each such term is defined below. If, during such ninety (90) day period, Tenant reasonably and in good faith questions or contests the correctness of Landlord’s statement of Tenant’s Adjusted Share of Operating Expenses, Landlord shall provide Tenant with reasonable access to Landlord’s books and records to the extent relevant to determination of Operating Expenses, and such information as Landlord reasonably determines to be responsive to Tenant’s written inquiries. In the event that, after Tenant’s review of such information, Landlord and Tenant cannot agree upon the amount of Tenant’s Adjusted Share of Operating Expenses, then Tenant shall have the right to have either (ii) an independent public accounting firm, or (ii) a commercial real estate professional employed by DTZ (provided, however, that any such commercial real estate professional may not conduct an Independent Review more than one (1) time for any calendar year), with such independent public accounting firm or commercial real estate professional hired by Tenant on an hourly basis and not on a contingent-fee basis (at Tenant’s sole cost and expense) and approved by Landlord (which approval Landlord shall not unreasonably withhold or delay) audit and review such of Landlord’s books and records for the year in question as directly relate to the determination of Operating Expenses for such year (the “Independent Review”), but not books and records of entities other than Landlord. Landlord shall make such books and records available at the location where Landlord maintains them in the ordinary course of its business. Landlord need not provide copies of any books or records. Tenant shall commence the Independent Review within thirty (30) days after the date Landlord has given Tenant access to Landlord’s books and records for the Independent Review. Tenant shall complete the Independent Review and notify Landlord in writing of Tenant’s specific objections to Landlord’s calculation of Operating Expenses (including Tenant’s accounting firm’s written statement of the basis, nature and amount of each proposed adjustment) no later than ninety (90) days after Landlord has first given Tenant access to Landlord’s books and records for the Independent Review. Landlord shall review the results of any such Independent Review. The parties shall endeavor to agree promptly and reasonably upon Operating Expenses taking into account the results of such Independent Review. If, as of the date that is sixty (60) days after Tenant has submitted the Independent Review to Landlord, the parties have not agreed on the appropriate adjustments to Operating Expenses, then the parties shall engage a mutually agreeable independent third party accountant with at least ten (10) years’ experience in commercial real estate accounting in the Boston/Cambridge area (the “Accountant”). If the parties cannot agree on the Accountant, each shall within ten (10) days after such impasse appoint an Accountant (different from the accountant and accounting firm that conducted the Independent Review) and, within ten (10) days after the appointment of both such Accountants, those two Accountants shall select a third (which cannot be the accountant and accounting firm that conducted the Independent Review). If either party fails to timely appoint an Accountant, and such failure continues for ten (10) days after written notice thereof, then the Accountant the other party appoints shall be the sole Accountant. Within ten (10) days after appointment of the Accountant(s), Landlord and Tenant shall each simultaneously give the Accountant(s) (with a copy to the other party) its determination of Operating Expenses, with such supporting data or information as each submitting party determines appropriate. Within ten (10) days after such submissions, the Accountant(s) shall (by majority vote, if there are three Accountants) select either Landlord’s or Tenant’s determination of Operating Expenses. The Accountant(s) may not select or designate any other determination of Operating Expenses. The determination of the Accountant(s) shall bind the parties. If the parties agree or the Accountant(s) determine that the Operating Expenses actually paid by Tenant for the calendar year in question exceeded Tenant’s obligations for such calendar year, then Landlord shall, at Tenant’s option, either (a) credit the excess to the next succeeding installments of estimated Additional Rent or (b) pay the excess to Tenant within thirty (30) days after such

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

agreement or the delivery of such results, as the case may be. If the parties agree or the Accountant(s) determine that Tenant’s payments of Operating Expenses for such calendar year were less than Tenant’s obligation for the calendar year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after such agreement or the delivery of such results, as the case may be. If the Independent Review reveals or the Accountant(s) determine that the Operating Expenses billed to Tenant by Landlord and paid by Tenant to Landlord for the applicable calendar year in question exceeded by more than five percent (5%) what Tenant should have been billed during such calendar year, then Landlord shall pay the reasonable cost of the Independent Review. In all other cases, Tenant shall pay the cost of the Independent Review. In all instances, each party shall pay the cost of its own Accountant, and the cost of any third Accountant shall be split evenly between the parties.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

9.4.    Tenant shall not be responsible for Operating Expenses with respect to any time period prior to the Term Commencement Date; provided, however, that Landlord may annualize certain Operating Expenses incurred prior to the Term Commencement Date over the course of the budgeted year during which the Term Commencement Date occurs, and Tenant shall be responsible for the annualized portion of such Operating Expenses corresponding to the number of days during such year, commencing with the Term Commencement Date, for which Tenant is otherwise liable for Operating Expenses pursuant to this Lease. Tenant’s responsibility for Tenant’s Adjusted Share of Operating Expenses shall continue to the latest of (a) the Expiration Date or, subject to Subsection 9.4(c), the date of termination of the Lease, (b) the date Tenant has fully vacated the Premises and (c) if termination of the Lease is due to a default by Tenant, the date of rental commencement of a replacement tenant.
9.5.    Operating Expenses for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated on an equitable basis reasonably determined by Landlord. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses. Any Operating Expense that is not billed to Tenant on or before the second (2nd) anniversary of the last day of the calendar year in which the Operating Expense was billed to Landlord (specifically excluding, however, any Operating Expenses or adjustment to Operating Expenses for which Landlord receives a bill, invoice or written notice from a third party after such second (2nd) anniversary) shall be deemed waived by Landlord, and Tenant shall have no liability with respect thereto.
9.6.    [Intentionally omitted]
9.7.    In the event that the Building or Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate those particular items of Operating Expenses that vary depending on the occupancy of the Building or Project, as applicable, to equal Landlord’s reasonable estimate of what such Operating Expenses would have been had the Building or Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

10.    Taxes on Tenant’s Property.
10.1.    Tenant shall pay prior to delinquency any and all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises or on any gross or net receipts of or sales by Tenant (collectively, “Tenant’s Personal Taxes”). Notwithstanding the forgoing, Tenant may, in compliance with Applicable Laws, withhold payment of any of Tenant’s Personal Taxes if payment thereof would interfere with or diminish Tenant’s right to appeal or contest any such taxes. Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any Claims arising from any delay or nonpayment of any Tenant’s Personal Taxes.
10.2.    If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property and if Landlord, after written notice to Tenant, pays such taxes, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord.
11.    [Intentionally omitted]
12.    Use.
12.1.    Tenant shall use the Premises for the Permitted Use, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.
12.2.    Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy issued for the Building or the Project, and shall, upon five (5) days’ written notice from Landlord, discontinue any use of the Premises that is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above, or that in Landlord’s reasonable opinion violates any of the above. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof.
12.3.    Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project and shall comply with all commercially reasonable rules, orders, regulations and requirements of the insurers of the Building and the Project of which Tenant is advised in writing; provided, however, that Tenant may use the Premises for a Permitted Use that increases the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project shall if Tenant shall promptly pay for all such increases; provided further, however, that if any such use by Tenant is not insured by Landlord’s insurance provider or an insurance provider reasonably acceptable to Landlord in Landlord’s sole discretion, then such use by Tenant is specifically prohibited under the terms of this Lease. If Tenant fails to observe or perform the forgoing obligations, Tenant shall have thirty (30) days after written notice from Landlord to cure such default. Further, Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article after the expiration of applicable notice and grace periods.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

12.4.    Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress
12.5.    No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall, upon termination of this Lease, return to Landlord all keys to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.
12.6.    No awnings or other projections shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills or items attached to windows that are visible from outside the Premises. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent.
12.7.    No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant on any exterior part of the Premises or the Building without Landlord’s prior written consent, which may be granted or withheld in Landlord's sole discretion. Interior directory and suite Signage shall be inscribed, painted or affixed for Tenant by Landlord at Landlord’s sole cost and expense, and shall be of a size, color and type and be located in a place consistent with that used for other tenants in the Building. The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors.
12.8.    Tenant may only place equipment within the Premises with floor loading consistent with the Building’s structural design unless Tenant obtains Landlord’s prior written approval. Tenant may place such equipment only in a location designed to carry the weight of such equipment. ++++
12.9.    Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent unusual or unreasonable sounds or vibrations therefrom from extending into the Common Area or other offices in the Project.
12.10.    Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Project, or injure them, (b) use or allow the Premises to be used for unlawful purposes, (c) cause, maintain or permit any nuisance or waste in, on or about the Premises, the Building or the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner unreasonably and adversely affect other tenants’ quiet use and enjoyment of their space or adversely impact their ability to conduct business in a professional and suitable work environment. Notwithstanding anything in this Lease to the contrary, Tenant may not install any security systems (including cameras) outside the Premises or that record sounds or images outside the Premises without Landlord’s prior written consent, which Landlord may withhold in its reasonable discretion. ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

12.11.    Except to the extent compliance is required as a result of the Tenant Improvements, any Alterations, or Tenant’s particular use of the Premises (as opposed to office and lab use generally), Landlord shall be responsible for ensuring the Common Areas of the Building comply with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq., and any state and local accessibility laws, codes, ordinances and rules (collectively, and together with regulations promulgated pursuant thereto, the “ADA”), and Landlord shall indemnify, save, defend and hold Tenant harmless from and against any demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) arising out of any such failure to comply with the ADA. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Premises and the Common Areas (but only to the extent compliance of the Common Areas is required as a result of the Tenant Improvements, any Alterations or Tenant’s particular use of the Premises as opposed to office or lab use generally or Tenant’s failure to maintain the Premises as required by this Lease) with the ADA, and Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee, ground lessor or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) harmless from and against any Claims arising out of any such failure to comply with the ADA. This Section (as well as any other provisions of this Lease dealing with indemnification of the Landlord Indemnitees by Tenant) shall be deemed to be modified in each case by the insertion in the appropriate place of the following: “except as otherwise provided in Mass. G.L. Ter. Ed., C. 186, Section 15.” The provisions of this Section shall survive the expiration or earlier termination of this Lease.
12.12.    Tenant shall maintain temperature and humidity in the Premises in accordance with ASHRAE standards at all times; provided, however, that Tenant shall not be in default of the forgoing obligation to the extent Landlord fails to supply the quantities of circulating water necessary to maintain temperature and humidity in the Premises in accordance with ASHRAE standards.
12.13.    Tenant shall establish and maintain a chemical safety program administered by a licensed, qualified individual in accordance with the requirements of the Massachusetts Water Resources Authority (“MWRA”) and any other applicable Governmental Authority. Tenant shall be solely responsible for all costs incurred in connection with such chemical safety program, and Tenant shall provide Landlord with such documentation as Landlord may reasonably require evidencing Tenant’s compliance with the requirements of (a) the MWRA and any other applicable Governmental Authority with respect to such chemical safety program and (b) this Section. Notwithstanding the foregoing, Landlord shall obtain and maintain during the Term (m) any permit required by the MWRA (“MWRA Permit”) and (n) a wastewater treatment operator license from the Commonwealth of Massachusetts with respect to Tenant’s use of the Acid Neutralization Tank (as defined below) in the Building. Tenant shall not introduce anything into the Acid Neutralization Tank (x) in violation of the terms of the MWRA Permit, (y) in violation of Applicable Laws or (z) that would interfere with the proper functioning of the Acid Neutralization Tank. Tenant agrees to reasonably cooperate with Landlord in order to obtain the MWRA Permit and the wastewater treatment operator license. Tenant shall reimburse Landlord within ten (10) business days after demand for any costs incurred by Landlord pursuant to this Section.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

13.    Rules and Regulations, CC&Rs, Parking Facilities and Common Area.
13.1.    Tenant shall have the non-exclusive right, in common with others, to use the Common Area in conjunction with Tenant’s use of the Premises for the Permitted Use, and such use of the Common Area and Tenant’s use of the Premises shall be subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit D, together with such other reasonable and nondiscriminatory rules and regulations of which Tenant is advised as are hereafter promulgated by Landlord in its reasonable discretion (the “Rules and Regulations”); provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control. Tenant shall and shall ensure that its contractors, subcontractors, employees, subtenants and invitees faithfully observe and comply with the Rules and Regulations. Landlord shall use reasonable efforts to enforce the Rule and Regulations, but shall not be responsible to Tenant for the violation or non- performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations.
13.2.    This Lease is subject to any recorded covenants, conditions or restrictions on the Project or Property (including that certain PTDM Ordinance – Final Amendment Decision, issued on May 24, 2002, by the City of Cambridge (as the same may be amended from time to time, the “PTDM”)), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “CC&Rs”). Tenant shall comply with the CC&Rs. Tenant acknowledges that Tenant, at its sole cost and expense, shall comply with the tenant requirements in the PTDM, including the requirements set forth in the “Alternative Work Programs,” “Public Transportation Incentives,” “Ridesharing Programs” and “Provisions of Bicycle and Pedestrian Amenities” sections thereof. Tenant, at its sole cost and expense, shall also comply with the reporting requirements set forth in the PTDM at Landlord’s request. Any costs incurred by Landlord in connection with the PTDM shall constitute an Operating Expense.
13.3.    Tenant shall have a non-exclusive, irrevocable license to use up to fifty-seven (57) parking spaces (the “Maximum Number”) within the parking facilities serving the Building in common on an unreserved basis with other tenants of the Building and the Project during the Term at a cost of Two Hundred Eighty Dollars ($280) per parking space per month, which amount shall be increased or decreased by Landlord based upon rates for comparable parking garages in East Cambridge from time to time upon thirty (30) days’ prior written notice from Landlord to Tenant to reflect then-current market rent, and which rent Tenant shall pay simultaneously with payments of Base Rent as Additional Rent. Tenant shall initially notify Landlord, on or before the Term Commencement Date, how many parking spaces (up to the Maximum Number) it desires. If Tenant does not make an election on or before the Execution Date, it shall be deemed to have elected the Maximum Number. The spaces so elected, or deemed to have been elected, by Tenant are hereinafter referred to as the “Elected Spaces.” Upon thirty (30) days’ prior written notice from Tenant to Landlord, Tenant may choose not to license or to release its license to use any portion of the Elected Spaces. If, at any time, Tenant elects less than the Maximum Number of parking spaces, then Landlord, in its sole discretion, may grant the use of such unlicensed spaces to a third party. Tenant may request to license at a later date any such unlicensed spaces (provided that in no event shall Tenant have the right to use more than the Maximum Number) upon thirty (30) days’ prior written notice to Landlord. In the event that all or any portion of the unlicensed spaces are available, Landlord shall reinstate Tenant’s license to use the same, such spaces shall be deemed to be Elected Spaces and Tenant shall be obliged to pay the corresponding parking fee as set forth in this Section.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

13.4.    During the Term, Landlord shall provide Tenant with parking passes for use by standard size automobiles, pick-up trucks and sport utility vehicles in an amount equal to the Elected Spaces and at the initial cost set forth in Section 13.2. Use of the parking spaces shall be on an unreserved basis. Tenant shall pay for such parking passes (regardless of whether used by Tenant) in accordance with the rate set forth in Section 13.2. Such payments shall constitute Additional Rent for purposes of this Lease. Payments under this Section shall be made at the places and times and subject to the conditions specified for payments of Base Rent, or at such other places and times as Landlord shall specify in writing. To the extent applicable to Tenant’s use of the parking spaces, the provisions of this Lease shall apply, including the Rules and Regulations. Without limiting Landlord’s other remedies under this Lease, if Tenant shall fail to pay the amounts due for such parking spaces for more than thirty (30) days after notice of such failure more than once in any calendar year, then Landlord may terminate Tenant’s rights to such spaces upon written notice by Landlord and the expiration of a ten (10) day grace period, and the fee for such parking spaces shall abate from and after the date of such termination.
13.5.    Tenant’s rights under this Article shall not be assigned or sublicensed except in connection with a Transfer in accordance with Article 29.
13.6.    Tenant, at its sole cost and expense, shall comply with the applicable terms and conditions set forth in the PTDM; provided that Landlord shall provide Tenant with a copy of any amendments to the PTDM. Tenant acknowledges that is has received a copy of the PTDM. Tenant shall cooperate with Landlord as required for Landlord to fulfill Landlord’s obligations under the PTDM. Landlord shall comply with the terms of the PTDM; provided that Landlord shall not be deemed to be responsible for any tenant’s (or any other Building occupant’s) compliance with the PTDM.
13.7.    The Charles River Transportation Management Association (of which Landlord or an affiliate of Landlord is currently a member) provides certain programs to help improve transportation in the Cambridge area. Their website is www.charlesrivertma.org.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

13.8.    Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Nothing in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking.
13.9.    Subject to the terms of this Lease including the Rules and Regulations and the rights of other tenants of the Building, Tenant shall have the non-exclusive right to access the freight loading dock, at no additional cost.
14.    Project Control by Landlord.
14.1.    Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes Landlord’s right to subdivide the Project; convert the Building and other buildings within the Project to condominium units; change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties; maintain or establish ownership of the Building separate from fee title to the Property; make additions to or reconstruct portions of the Building and the Project; install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building or the Project pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building or elsewhere at the Project; and alter or relocate any other Common Area or facility, including private drives, lobbies, entrances and landscaping; provided, however, that such rights shall be exercised in a way that does not unreasonably adversely affect or unreasonably diminish Tenant’s beneficial use and occupancy of the Premises, including the Permitted Use and Tenant’s access to and use of the Premises, and any costs thereof shall only be included in Operating Expenses to the extent permitted under Section 9.1. Tenant acknowledges that Landlord specifically reserves the right to allow the exclusive use of corridors and restroom facilities located on specific floors to one or more tenants occupying such floors; provided, however, that Tenant shall not be deprived of the use of the corridors reasonably required to serve the Premises or of restroom facilities serving the floor upon which the Premises are located.
14.2.    Possession of areas of the Premises necessary for utilities, services, safety and operation of the Building is reserved to Landlord.
14.3.    Tenant shall, at Landlord’s request, promptly execute such further documents, in form and substance reasonably acceptable to Tenant, as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises as provided for in this Lease.
14.4.    Landlord may, at any and all reasonable times during non-business hours (or during business hours, if (a) with respect to Subsections 14.4(u) through 14.4(y), Tenant so requests, and (b) with respect to Subsection 14.4(z), if Landlord so requests), and upon twenty- four (24) hours’ prior notice (which may be oral or email to the office manager or other Tenant- designated individual at the Premises) (provided that no time restrictions shall apply or advance notice be required if an emergency necessitates immediate entry), enter the Premises to (u) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (v) supply any service Landlord is required to provide hereunder, (w) alter, improve or repair any portion of the Building other than the Premises for which access to the Premises is reasonably necessary, (x) post notices of nonresponsibility, (y) access the telephone equipment, electrical substation and fire risers and (z) show the Premises to prospective tenants during the final year of the Term and current and prospective purchasers and lenders at any time. In connection with any such alteration, improvement or repair as described in Subsection 14.4(w), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section; provided, however, that all such activities shall be conducted in such a manner so as to cause no material adverse interference to Tenant. ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

15.    Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Landlord covenants that Tenant may peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Applicable Laws and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other quiet enjoyment covenant, either express or implied.
16.    Utilities and Services.
16.1.    Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon. The Premises have been separately metered for the purpose of measuring Tenant’s consumption of utility services at the Premises and shall be paid by Tenant directly to the supplier of such utilities or services.
++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

16.3.    Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises from the Execution Date through the Term Expiration Date or, to the extent Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term. Tenant shall pay for, prior to delinquency of payment therefor, any telephone, internet service, cable television and other telecommunications, together with any fees, surcharges and taxes thereon.
16.4.    Tenant shall not, without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, use any device in the Premises (other than usual and customary office and laboratory equipment) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water required or consumed in the Premises based upon Tenant’s Pro Rata Share of the Building or Project (as applicable) beyond the existing capacity of the Building or the Project usually furnished or supplied for the Permitted Use or (b) exceed Tenant’s Pro Rata Share of the Building’s or Project’s (as applicable) capacity to provide such utilities or services.
16.5.    If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building or the Project by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord shall not unreasonably withhold, condition or delay, but which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the actual cost of providing such excess utilities and services.
16.6.    Landlord shall provide water in Common Area for lavatory and landscaping purposes only, which water shall be from the local municipal or similar source. Water servicing the Premises shall be separately metered.
16.7.    If Tenant fails to timely make the payments required by this Article, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes stated in this Section shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

16.8.    Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and utility systems, when Landlord reasonably deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and, except as provided in Section 16.2, Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or utility service when prevented from doing so by Force Majeure; a failure by a third party to deliver gas, oil or another suitable fuel supply; or Landlord’s inability by exercise of reasonable diligence to obtain gas, oil or another suitable fuel. Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure. Except in the case of an emergency, Landlord shall give Tenant at least two (2) business days’ prior notice (which may be verbal) of any such service stoppage.
16.9.    For the Premises, Landlord shall (a) maintain and operate the HVAC supply air systems (except for those air handling units exclusively serving the Premises and the distribution system servicing the Premises, which Tenant shall operate and maintain at its sole cost and expense) used for the Permitted Use only and (b) subject to Subsection 16.9(a), furnish HVAC as reasonably required (except as this Lease otherwise provides) for reasonably comfortable occupancy of the Premises twenty-four (24) hours a day, every day during the Term, subject to casualty, eminent domain or as otherwise specified in this Article. Notwithstanding anything to the contrary in this Section, but subject to the provisions of Section 16.2, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services; provided that Landlord diligently endeavors to cure any such interruption or impairment. Tenant shall ensure that its building management system is integrated into Landlord’s base building management system to enable connectivity of utility metering for remote data and information access. In addition, the chilled and heated water utilized for the HVAC system serving the Premises shall be separately submetered, and Tenant shall pay for the usage shown thereon at Landlord's standard rates in effect from time to time, with such amounts due and payable within thirty (30) days after demand therefor.
16.10.    For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord (a) any invoices or statements for such utilities within thirty (30) days after Tenant’s receipt thereof, (b) within thirty (30) days after Landlord’s request, any other utility usage information reasonably requested by Landlord, and (c) within thirty (30) days after each calendar year during the Term, authorization to allow Landlord to access Tenant’s usage information necessary for Landlord to complete an ENERGY STAR® Statement of Performance (or similar comprehensive utility usage report (e.g., related to Labs 21), if requested by Landlord) and any other information reasonably requested by Landlord for the immediately preceding year; and Tenant shall comply with any other energy usage or consumption requirements required by Applicable Laws. Tenant shall retain records of utility usage at the Premises, including invoices and statements from the utility provider, for at least thirty-six (36) months. Tenant acknowledges that any utility information for the Premises, the Building and the Project may be shared with third parties, including Landlord’s consultants and Governmental Authorities. In the event that Tenant fails to comply with this Section, Tenant hereby authorizes Landlord to collect utility usage information directly from the applicable utility providers or from Tenant’s consultant. In addition to the foregoing, Tenant shall comply with all Applicable Laws related to the disclosure and tracking of energy consumption at the Premises. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

17.    Alterations.
17.1.    Tenant shall make no alterations, additions or improvements other than the Tenant Improvements in or to the Premises or engage in any construction, demolition, reconstruction, renovation or other work (whether major or minor) of any kind in, at or serving the Premises, including any construction, demolition, reconstruction, renovation, or other work that affects any Building systems, including elevator, plumbing, air conditioning, heating, electrical, security, life safety and power (“Alterations”) without Landlord’s prior written approval, which approval Landlord shall not unreasonably withhold, condition or delay; provided, however, that, in the event any proposed Alteration affects (a) any structural portions of the Building, including exterior walls, the roof, the foundation or slab, foundation or slab systems (including barriers and subslab systems) or the core of the Building, (b) the exterior of the Building or (c) any Building systems, including elevator, plumbing, HVAC, electrical, security, life safety and power, then Landlord may withhold its approval in its sole and absolute discretion. Tenant shall, in making any Alterations other than Cosmetic Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall be given or withheld in Landlord’s reasonable discretion. In seeking Landlord’s approval, Tenant shall provide Landlord, at least fourteen (14) days in advance of any proposed construction, with plans, specifications, certified stamped engineering drawings and calculations by Tenant’s engineer of record or architect of record (including connections to the Building’s structural system, modifications to the Building’s envelope, non-structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request. In no event shall Tenant use or Landlord be required to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes are likely to cause labor disharmony. ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

17.2.    Tenant shall not construct or permit to be constructed partitions or other obstructions that are reasonably likely to interfere (other than in a de minimis manner) with free access to mechanical installation or service facilities of the Building or with other tenants’ components located within the Building, or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities.
17.3.    Tenant shall accomplish any work performed on the Premises or the Building in such a manner as to permit any life safety systems to remain fully operable at all times.
17.4.    Any work performed on the Premises, the Building or the Project by Tenant or Tenant’s contractors shall be done at such times and in such manner as set forth in the Rules and Regulations. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations for which CADD files are typically produced, Tenant shall provide Landlord with complete “as built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises, as well as a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems. Any such “as built” plans shall show the applicable Alterations as an overlay on the Building as-built plans; provided that Landlord provides the Building “as built” plans to Tenant.
17.5.    Before commencing any Alterations or Tenant Improvements, Tenant shall give Landlord at least fourteen (14) days’ prior written notice of the proposed commencement of such work.
17.6.    Tenant shall repair any damage to the Premises caused by Tenant’s removal of any property from the Premises. ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

17.7.    The Premises plus any Alterations, Signage, Tenant Improvements, attached equipment, decorations, fixtures, movable laboratory casework and related appliances, trade fixtures, and additions and improvements attached to or built into the Premises made by either of the parties (including all floor and wall coverings; paneling; sinks and related plumbing fixtures; laboratory benches; exterior venting fume hoods; walk-in freezers and refrigerators; ductwork; conduits; electrical panels and circuits; business and trade fixtures; attached machinery and equipment; and built-in furniture and cabinets, in each case, together with all additions and accessories thereto), shall (unless, prior to such construction or installation, Landlord elects otherwise in writing) at all times remain the property of Landlord, shall remain in the Premises and shall (unless, prior to construction or installation thereof, Landlord elects otherwise in writing) be surrendered to Landlord upon the expiration or earlier termination of this Lease. For the avoidance of doubt, the items listed on Exhibit E, a draft of which Tenant will prepare and deliver to Landlord for Landlord’s approval, which shall not be unreasonably withheld, conditioned or delayed, within six (6) months after the Effective Date (which Exhibit E may be updated by Tenant from and after the Term Commencement Date, subject to Landlord’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed), constitute Tenant’s property and shall be removed by Tenant upon the expiration or earlier termination of the Lease.
17.8.    Notwithstanding any other provision of this Article to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. In addition, Landlord shall not require that Tenant remove any Tenant Improvements or any cabling or low-voltage wiring.
17.9.    If Tenant shall fail to remove any of its property from the Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store such effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any actual expenses incident to the removal, storage and sale of such personal property.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

17.10.    Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket costs incurred for plan review, engineering review, coordination, scheduling and supervision of any Alterations (not to exceed Five Thousand Dollars ($5,000) for each review). To the extent Tenant does not perform such remedial work within a reasonable period of time after notice from Landlord, and if Landlord thereafter performs the same, Tenant shall reimburse Landlord for any extra expenses actually incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate clean-up.
17.11.    Within sixty (60) days after final completion of the Tenant Improvements or any Alterations performed by Tenant with respect to the Premises, Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Tenant Improvements and Alterations, together with supporting documentation reasonably acceptable to Landlord.
17.12.    Tenant shall take, and shall cause its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Alterations or Tenant Improvements, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage.
17.13.    Tenant shall require its contractors and subcontractors performing work on the Premises to include Landlord and its affiliates and Lenders as additional insureds on their respective commercial general liability, automobile and umbrella insurance policies.
18.    Repairs and Maintenance.
18.1.    Landlord shall repair and maintain the structural and exterior portions and Common Area of the Building and the Project, including roofing and covering materials; foundations (including any structural slabs); exterior walls; plumbing; fire sprinkler systems (if any); HVAC systems; elevators; and electrical systems installed or furnished by Landlord. Landlord shall also maintain any utility meters serving the Premises, at Tenant’s sole cost and expense. Landlord will keep, manage and maintain the Building and the Project consistent with other similar properties in the Kendall Square rental market, and in full accordance with Applicable Laws. Landlord shall maintain (or provide for the maintenance) in a neat, attractive and first-class condition all signs, roadways, landscaped areas, parking areas, sidewalks and entrances areas that are owned by Landlord.
18.2.    Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises and every part thereof in good condition and repair, excepting damage thereto from ordinary wear and tear and matters for which Tenant is not responsible under the terms of this Lease, and shall, within ten (10) days after receipt of written notice from Landlord, provide to Landlord any usual and customary maintenance records that Landlord reasonably requests. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good a condition as when received, ordinary wear and tear excepted and with the Tenant Improvements in substantially the same condition as existed upon completion of the Tenant Improvements; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all wiring and equipment (other than low voltage wiring and cabling) installed by or on behalf of a Tenant Party (as defined below), and repair any damage to the Premises caused thereby, unless instructed by Landlord not to do so, whereupon Tenant shall surrender the Premises with all such material intact. Without limiting Landlord’s maintenance and repair obligations in this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

18.3.    Except as otherwise set forth herein, Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is Landlord’s obligation pursuant to this Lease unless such failure shall persist for an unreasonable time (determined under the particular circumstances) after Tenant provides Landlord with written notice (which may be given by e- mail to the Building or property management office) of the need of such repairs or maintenance or after Landlord has independent, actual knowledge of such need. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense.
18.4.    This Article relates to repairs and maintenance arising in the ordinary course of operation of the Building and the Project. In the event of a casualty described in Article 24, Article 24 shall apply in lieu of this Article. In the event of eminent domain, Article 25 shall apply in lieu of this Article.
18.5.    Except to the extent otherwise provided in Section 9.1, costs incurred by Landlord pursuant to this Article shall constitute Operating Expenses.
19.    Liens.
19.1.    Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work or services performed, materials furnished or obligations incurred to or by Tenant. Tenant further covenants and agrees that any mechanic’s or materialman’s lien filed against the Premises, the Building or the Project for work or services claimed to have been done for, or materials claimed to have been furnished to, or obligations incurred by Tenant shall be discharged or bonded by Tenant within ten (10) days after notice to Tenant of the filing thereof, at Tenant’s sole cost and expense.
19.2.    Should Tenant fail to discharge or bond against any lien of the nature described in Section 19.1, Landlord may, at Landlord’s election, pay such claim or post a statutory lien bond or otherwise provide security to eliminate the lien as a claim against title, and Tenant shall within ten (10) days after demand reimburse Landlord for the costs thereof as Additional Rent. Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any Claims arising from any such liens, including any administrative, court or other legal proceedings related to such liens.
19.3.    In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises, the Building or the Project be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after filing such financing statement, cause (a) a copy of the lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, the Building or the Project. Landlord will, on request by Tenant, execute and deliver a commercially reasonable waiver or subordination of lien, in form and substance reasonably acceptable to each party, that may be required in connection with any such lease or financing.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

20.    Estoppel Certificate.     Tenant shall, within fifteen (15) days after receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit F, or on any other form reasonably requested by a current or proposed Lender or encumbrancer or proposed purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further factual information with respect to this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Tenant’s failure to deliver such statement within the prescribed time if such failure continues for more than five (5) days after Landlord gives Tenant written notice thereof shall, at Landlord’s option, constitute a Default (as defined below) under this Lease, and, in any event, the statements contained in the certificate prepared by Landlord and delivered to Tenant for execution shall be binding upon Tenant. Tenant shall provide Landlord, on the same terms and conditions, with similar statements from the Guarantor with respect to the Guaranty.
21.    Hazardous Materials.
21.1.    Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, the Building or the Project in violation of Applicable Laws by Tenant or any of its employees, agents, contractors or invitees (collectively with Tenant (each, a “Tenant Party”). If (a) Tenant breaches such obligation, (b) the presence of Hazardous Materials as a result of such a breach results in contamination of the Project, any portion thereof, or any adjacent property, (c) contamination of the Premises otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder (other than if such contamination results from (i) migration of Hazardous Materials from outside the Premises not caused by a Tenant Party (a “Migration Event”) or (ii) to the extent such contamination is caused by the negligence or willful misconduct of any Landlord Party (as defined below)) or (d) contamination of the Project occurs as a result of Hazardous Materials that are placed on or under or are released into the Project by a Tenant Party, then Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims of any kind or nature, including (w) diminution in value of the Project or any portion thereof, (x) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (y) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (z) sums paid in settlement of Claims that arise before, during or after the Term as a result of such breach or contamination. This indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on, under or about the Project. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Project, any portion thereof or any adjacent property caused or permitted by any Tenant Party results in any contamination of the Project, any portion thereof or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Project, any portion thereof or any adjacent property to its respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Project, any portion thereof or any adjacent property. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Notwithstanding the foregoing, Landlord shall indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant) and hold the Tenant Parties harmless from and against any and all Claims resulting from the presence of Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless placed at the Project by a Tenant Party. ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

21.2.    Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental Applicable Laws, (b) a list of any and all approvals or permits from Governmental Authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies of (i) written notices of violations of Applicable Laws received by Tenant and related to Hazardous Materials at the Project and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord shall not unreasonably withhold, condition or delay) and closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on, under or about the Project for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord updated Hazardous Materials Documents prior to the Term Commencement Date and, thereafter, within fourteen (14) days after receipt of a written request therefor from Landlord, not more often than once per year, unless (m) there are any changes to the Hazardous Materials Documents or (n) Tenant initiates any Alterations or changes its business, in either case in a way that involves any material increase in the types or amounts of Hazardous Materials. For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any Hazardous Materials Documents containing information of a proprietary nature, which Hazardous Materials Documents, in and of themselves, do not contain a reference to any Hazardous Materials or activities related to Hazardous Materials. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with Applicable Laws. In the event that a review of the Hazardous Materials Documents indicates non-compliance with this Lease or Applicable Laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance. Notwithstanding anything in this Lease to the contrary or Landlord’s review into Tenant’s Hazardous Materials Documents or use or disposal of hazardous materials, however, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of Hazardous Materials, it being acknowledged by Tenant that Tenant is best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

21.3.    [Intentionally omitted]
21.4.    If Landlord reasonably believes that any Hazardous Materials have been released in violation of this Lease or Applicable Laws on the Project, Landlord shall have the right to conduct appropriate tests of the Project or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or omissions of a Tenant Party. Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Project in violation of this Lease.
21.5.    If storage tanks storing Hazardous Materials are now or hereafter permitted by Landlord to be installed or utilized by Tenant on the Premises (regardless of who places such storage tanks, if such storage tanks are utilized by Tenant), then Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, and take or cause to be taken all other steps necessary or required under the Applicable Laws. Tenant shall have no responsibility or liability for storage tanks installed by anyone other than Tenant unless Tenant utilizes such tanks, in which case Tenant’s responsibility for such tanks shall be as set forth in this Section.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

21.6.    Tenant shall promptly report to Landlord any actual or suspected presence of mold or water intrusion at the Premises.
21.7.    The obligations of each party under this Article shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any such Hazardous Materials (for which Tenant is responsible pursuant to the terms of this Lease), Tenant shall be deemed a holdover tenant and subject to the provisions of Article 27.
21.8.    As used herein, the term “Hazardous Material” means any toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous substance, material or waste that is, at the time in question, regulated by Applicable Laws or any Governmental Authority.
21.9.    Notwithstanding anything to the contrary in this Lease, Landlord shall have sole control over the equitable allocation of fire control areas (as defined in the Uniform Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Project for the storage of Hazardous Materials. Upon Landlord’s written request, Tenant agrees that it shall enter into a written agreement with other tenants of the Building and the Project concerning the equitable allocation of hazardous chemical storage. Notwithstanding anything to the contrary in this Lease, the quantity of Hazardous Materials allowed by this Section 21.9 is specific to Tenant and shall not run with the Lease in the event of a Transfer (as defined in Article 29). In the event of a Transfer, if the use of Hazardous Materials by such new tenant (“New Tenant”) is such that New Tenant utilizes fire control areas in the Project in excess of New Tenant’s Pro Rata Share of the Building or the Project, as applicable, then New Tenant shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials, or take such other action as is necessary to ensure that its share of the fire control areas of the Building and the Project is not greater than New Tenant’s Pro Rata Share of the Building or the Project, as applicable. Notwithstanding anything in this Lease to the contrary, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of fire control areas, it being acknowledged by Tenant that Tenant and other tenants are best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

22.    Odors and Exhaust. Tenant will design and operate the exhaust distribution systems consistent with established ASHRAE standards such that no other occupants of the Building or the Project (including persons legally present in any outdoor areas of the Project) will be subjected to odors or fumes (whether or not noxious) arising from Tenant’s operations in the Premises, and that the Building and the Project will not be damaged by any exhaust, in each case from Tenant’s operations. Landlord and Tenant therefore agree as follows:
22.1.    Tenant shall not cause or permit (or conduct any activities that would cause) any release of any noxious odors or fumes of any kind from the Premises.
22.2.    If the Building has a ventilation system that, in Landlord’s judgment, is adequate, suitable, and appropriate to vent the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Project, Tenant shall vent the Premises through such system. If Landlord at any time determines that any existing ventilation system is inadequate, or if no ventilation system exists, Tenant shall in compliance with Applicable Laws vent all fumes and odors from the Premises (and remove odors from Tenant’s exhaust stream) as Landlord reasonably requires. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Project (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of Applicable Laws.
22.3.    Tenant shall, at Tenant’s sole cost and expense, provide commercially reasonable levels of odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment shall from time to time be consistent with established ASHRAE standards for like installations) to eliminate unreasonable odors, fumes or other substances in Tenant’s exhaust stream that emanate from Tenant’s operations in the Premises. Any work Tenant performs under this Section shall constitute Alterations. To the extent Landlord determines it is reasonably feasible and practicable, Landlord shall impose a similar requirement on the other tenants of the Building, but Landlord shall not be liable to Tenant for the lack of enforcement thereof.
22.4.    Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust caused by Tenant’s operations shall continue throughout the Term. Landlord’s approval of the Tenant Improvements shall not preclude Landlord from reasonably requiring additional measures (consistent with established ASHRAE standards for like installations) to eliminate unreasonable odors, fumes and other substances in Tenant’s exhaust stream (as Landlord may designate in Landlord’s discretion to cause Tenant to comply with the terms hereof). To the extent reasonably necessary to control odors or fumes caused by Tenant’s operations in the Premises, Tenant shall install additional equipment as Landlord reasonably requires from time to time under the preceding sentence. Such installations shall constitute Alterations.
22.5.    If Tenant fails to install satisfactory odor control equipment within thirty (30) days (or such longer period as is reasonably necessary; provided Tenant has ceased to cause the odor to be disseminated outside the Premises or has commenced and diligently pursued the installation of such odor control equipment within the aforementioned thirty (30) day period) after Landlord’s written demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s determination, cause such odors, fumes or exhaust. For example, if Landlord reasonably determines that Tenant’s production of a certain type of product causes odors, fumes or exhaust, and Tenant does not install satisfactory odor control equipment within thirty (30) days (or such longer period as is reasonably necessary; provided Tenant commences and diligently pursues the installation of such odor control equipment within the aforementioned thirty (30) day period) after Landlord’s written request, then Landlord may require Tenant to stop producing such type of product in the Premises unless and until Tenant has installed odor control equipment reasonably satisfactory to Landlord.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

23.    Insurance; Waiver of Subrogation.
23.1.    Landlord shall maintain property insurance for the Building and the Project in amounts equal to full replacement cost (exclusive of the costs of excavation, foundations and footings, engineering costs or such other costs to the extent the same are not incurred in the event of a rebuild and without reference to depreciation taken by Landlord upon its books or tax returns), providing protection against any peril generally included within the classification “Special Form,” together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof, shall further insure, if Landlord reasonably deems it appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, rental loss during the period of repairs or rebuilding, Workers’ Compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord; provided that Landlord shall provide insurance for the Tenant Improvements to the extent the same constitute fixtures of the Building that are owned by Landlord pursuant to this Lease, without regard to whether or not such are made a part of or are affixed to the Building.
23.2.    In addition, Landlord shall carry Commercial General Liability insurance with combined single limits of not less than Five Million Dollars ($5,000,000) per occurrence/general aggregate for bodily injury (including death), or property damage with respect to the Project, to be written on an occurrence basis.
23.3.    Tenant shall, at its own cost and expense, procure and maintain during the Term the following insurance for the benefit of Tenant and Landlord (as their interests may appear) with insurers financially acceptable and lawfully authorized to do business in the state where the Premises are located:
(a)    Commercial General Liability insurance on a broad-based occurrence coverage form, with coverages including but not limited to bodily injury (including death), property damage (including loss of use resulting therefrom), premises/operations, personal & advertising injury, and contractual liability with limits of liability of not less than $2,000,000 for bodily injury and property damage per occurrence, $2,000,000 general aggregate, which limits may be met by use of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein.
(b)    Commercial Automobile Liability insurance covering liability arising from the use or operation of any auto, including those owned, hired or otherwise operated or used by or on behalf of the Tenant. The coverage shall be on a broad-based occurrence form with combined single limits of not less than $1,000,000 per accident for bodily injury and property damage.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

(c)     Property insurance covering property damage to the full replacement cost value. Covered property shall include all tenant improvements in the Premises (to the extent not insured by Landlord pursuant to Section 23.1) and Tenant’s Property including personal property, furniture, fixtures, machinery, equipment, stock, inventory and improvements and betterments, which may be owned by Tenant or Landlord and required to be insured hereunder, or which may be leased, rented, borrowed or in the care custody or control of Tenant, or Tenant’s agents, employees or subcontractors. Such insurance shall be written on an “all risk” of physical loss or damage basis including the perils of fire, extended coverage, electrical injury, mechanical breakdown, windstorm, vandalism, malicious mischief, sprinkler leakage, back-up of sewers or drains, flood, earthquake, terrorism and such other risks Landlord may from time to time designate, for the full replacement cost value of the covered items with an agreed amount endorsement with no co-insurance.
(d)     Workers’ Compensation insurance as is required by statute or law, or as may be available on a voluntary basis and Employers’ Liability insurance with limits of not less than the following: each accident, Five Hundred Thousand Dollars ($500,000); disease ($500,000); disease (each employee), Five Hundred Thousand Dollars ($500,000).
(e)    Pollution Legal Liability insurance is required if Tenant stores, handles, generates or treats Hazardous Materials, as determined solely by Landlord, on or about the Premises. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises and for a period of two (2) years thereafter. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate. The provisions of this Section shall survive the expiration or earlier termination of this Lease.
(f)    During all construction by Tenant at the Premises, with respect to tenant improvements being constructed (including the Tenant Improvements and any Alterations, insurance required in Exhibit B-1 must be in place.
The insurance required of Tenant by this Article shall be with companies at all times having a current rating of not less than A- and financial category rating of at least Class VII in “A.M. Best’s Insurance Guide” current edition. Tenant shall obtain for Landlord from the insurance companies/broker or cause the insurance companies/broker to furnish certificates of insurance evidencing all coverages required herein to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after twenty (20) days’ prior written notice to Landlord from Tenant or its insurers (except in the event of non- payment of premium, in which case ten (10) days’ written notice shall be given). All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s required policies shall contain severability of interests clauses stating that, except with respect to limits of insurance, coverage shall apply separately to each insured or additional insured. Tenant shall, no later than five (5) business days after replacement or renewal of any policy required hereunder, furnish Landlord with renewal certificates of insurance or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, and such failure continues for five (5) days after written notice to Tenant, Landlord may (but shall not be required to) procure such insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent. Commercial General Liability, Commercial Automobile Liability, Umbrella Liability and Pollution Legal Liability insurance as required above shall name Landlord, BioMed Realty, L.P., and BioMed Realty Trust, Inc., and their respective officers, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

23.4.    In each instance where insurance is to name Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing such Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in the Building or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the real property upon which the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner and (c) any management company retained by Landlord to manage the Project. No such additional insured coverage shall protect or insure against loss arising from the gross negligence of an additional insured.
23.5.    Subject to Section 23.6, Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment and leasehold improvements (except to the extent caused by Landlord’s gross negligence or willful misconduct). Further, Tenant assumes the risk of and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption.
23.6.    Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, employees, agents and representatives of the other on account of loss or damage sustained by such waiving party or its property or the property of others under such waiving party’s control, in each case to the extent that such loss or damage is insured against (or required under this Lease to be insured) under any insurance policy that either Landlord or Tenant may have in force at the time of such loss or damage or is obligated to carry pursuant to this Lease. Such waivers shall continue so long as their respective insurers so permit. Any termination of such a waiver shall be by written notice to the other party, containing a description of the circumstances hereinafter set forth in this Section. Landlord and Tenant, upon obtaining the policies of insurance required or permitted under this Lease, shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be generally obtainable from reputable insurers with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then the party seeking such policy shall notify the other of such conditions, and the party so notified shall have ten (10) days thereafter to either (a) procure such insurance with companies reasonably satisfactory to the other party or (b) agree to pay such additional premium (in Tenant’s case, in the proportion that the area of the Premises bears to the insured area). If the parties do not accomplish either (a) or (b), then this Section shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be generally unobtainable from reputable insurers, but shall be subsequently obtainable, then neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section, shall contravene Applicable Laws, then the liability of the party in question shall be deemed not released but shall be secondary to the liability of the other party’s insurer.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

23.7.    Any costs incurred by Landlord pursuant to this Article shall constitute a portion of Operating Expenses.
24.    Damage or Destruction.
24.1.    In the event of a partial destruction of (a) the Premises or (b) Common Area of the Building or the Project ((a) and (b) together, the “Affected Areas”) by fire or other perils covered by special form insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (x) the damage thereto is such that the Affected Areas may be repaired, reconstructed or restored within a period of twelve (12) months from the date of the happening of such casualty, (y) Landlord shall receive insurance proceeds sufficient to cover the cost of such repairs, reconstruction and restoration (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense) and (z) such casualty was not intentionally caused by a Tenant Party, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Affected Areas and this Lease shall continue in full force and effect. To the extent reasonably practicable, Landlord shall commence the work or repair, reconstruction and restoration of the Affected Areas within two (2) months after the date of the Damage Repair Estimate (as defined below); provided that, for purposes of this Section, preparing requests for proposals, obtaining estimates or signing contracts with designers or contractors shall constitute commencement of the work or repair, reconstruction and restoration of the Affected Areas.
24.2.    In the event of any damage to or destruction of the Building or the Project other than as described in Section 24.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect. If Landlord elects not to repair, reconstruct and restore the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction. In the event of any damage or destruction (regardless of whether such damage is governed by Section 24.1 or this Section), if (a) in Landlord’s determination as set forth in the Damage Repair Estimate (as defined below), the Affected Areas cannot be repaired, reconstructed or restored within twelve (12) months after the date of the Damage Repair Estimate, or (b) the Affected Areas are not actually repaired, reconstructed and restored within the longer of (i) twelve (12) months after the Damage Repair Estimate or (ii) the period estimated for repair, reconstruction or restoration as set forth in the Damage Repair Estimate, then Tenant shall have the right to terminate this Lease by delivering written notice thereof (the “Casualty Termination Notice”) (y) with respect to Subsection 24.2(a), no later than fifteen (15) days after Landlord delivers to Tenant the Damage Repair Estimate, and (z) with respect to Subsection 24.2(b), no later than fifteen (15) days after such period expires. If Tenant provides Landlord with a Casualty Termination Notice pursuant to Subsection 24.2(z), Landlord shall have an additional thirty (30) days after receipt of such Casualty Termination Notice to substantially complete the repair, reconstruction or restoration of the Affected Areas. If Landlord does not substantially complete the repair, reconstruction and restoration of the Affected Areas within such thirty (30) day period, then this Lease shall be terminated upon the expiration of such thirty (30) day period, except as to any provisions that expressly survive the termination of this Lease.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

24.3.    Landlord shall give written notice to Tenant within sixty (60) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable. In addition, as soon as reasonably practicable, but in any event within sixty (60) days following the date of damage or destruction, Landlord shall notify Tenant of Landlord’s good faith estimate of the period of time in which the repairs, reconstruction and restoration will be completed (the “Damage Repair Estimate”), which estimate shall be based upon the opinion of a contractor reasonably selected by Landlord and experienced in comparable repair, reconstruction and restoration of similar buildings. Additionally, Landlord shall give written notice to Tenant within sixty (60) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Property, as applicable.
24.4.    Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof. Notwithstanding the foregoing, any Rent that has been paid and is attributable to any period after the effective date of such termination shall be reimbursed to Tenant within thirty (30) days after demand by Tenant.
24.5.    In the event of repair, reconstruction and restoration as provided in this Article, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space in the Project during the period of repair, reconstruction and restoration that, in Tenant’s reasonable opinion, is suitable for the temporary conduct of Tenant’s business; provided, however, that the amount of such abatement shall be reduced by the proceeds of business interruption insurance actually received by Tenant with respect to the Premises.
24.6.    Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises after the occurrence of such damage or destruction by Force Majeure or delays caused by a Tenant Party, then the time for Landlord to commence or complete repairs, reconstruction and restoration shall be extended on a day-for-day basis.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

24.7.    If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repairs, reconstruction or restoration only with regard to (a) those portions of the Premises that were originally provided at Landlord’s expense and (b) the Common Area portion of the Affected Areas. The repairs, reconstruction or restoration of improvements not originally provided by Landlord or at Landlord’s expense shall be the obligation of Tenant. Tenant shall be entitled to settle, adjust and receive the proceeds of any insurance policies held by Tenant, and to use the proceeds thereof as Tenant deems appropriate. In the event Tenant has elected to upgrade certain improvements from Landlord’s building standard (the “Building Standard”), Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to upgrade such improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic repairs, reconstruction and restoration of the Premises, the Building and the Project.
24.8.    Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article occurs during the last twenty-four (24) months of the Term or any extension thereof, or to the extent that insurance proceeds are not available therefor. In either event, Landlord shall promptly notify Tenant and, unless Tenant decides to exercise an available extension option under this Lease within fifteen (15) days after the receipt of such notice, then either party shall have the right to terminate this Lease by notice to the other.
24.9.    Landlord’s obligation, should it elect or be obligated to repair, reconstruct or restore, shall be limited to the Affected Areas. Tenant shall, at its expense, replace or fully repair all of Tenant’s personal property and any Alterations installed by Tenant existing at the time of such damage or destruction. If Affected Areas are to be repaired, reconstructed or restored in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease; provided Tenant is not then in default (a) of any non-monetary obligation under this Lease of which Landlord has delivered notice to Tenant, and (b) of any monetary obligation under this Lease, and subject to the requirements of any Lender of Landlord.
24.10.    This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of any Applicable Laws (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction.
25.    Eminent Domain.
25.1.    In the event (a) the whole of all Affected Areas or (b) such part thereof as shall substantially interfere (in Tenant’s reasonable determination) with Tenant’s use and occupancy of the Premises for the Permitted Use shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority, except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

25.2.    In the event of a partial taking of (a) the Building or the Project or (b) drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, and provided Landlord also terminates the leases of other tenants similarly affected by such taking, Landlord may elect to terminate this Lease (except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof) as of such taking if such taking is, in Landlord’s reasonable opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space.
25.3.    Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant’s personal property that was installed at Tenant’s expense and (b) the costs of Tenant moving to a new location. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord.
25.4.    If, upon any taking of the nature described in this Article, this Lease continues in effect, then Landlord shall promptly proceed to restore the Affected Areas to substantially their same condition prior to such partial taking. To the extent such restoration is infeasible, as determined by Landlord in its commercially reasonable discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant. In addition, prior to and during any such period of restoration, all Base Rent and Operating Expenses to be paid by Tenant pursuant to this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises for the Permitted Use is impaired.
25.5.    This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of any Applicable Laws (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction.
26.    Surrender.
26.1.    At least thirty (30) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party state-certified professional with appropriate expertise, which Exit Survey must be reasonably acceptable to Landlord. The Exit Survey shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall (a) provide Landlord with written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws, including laws pertaining to the surrender of the Premises, (b) place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users and (c) conduct a site inspection with Landlord. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and comply with any recommendations set forth in the Exit Survey for which Tenant is responsible pursuant to this Lease or Applicable Laws. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

26.2.    No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord.
26.3.    The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building, the Property or the Project, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases.
26.4.    The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease.
27.    ++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

28.    Indemnification and Exculpation.
28.1.    Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims of any kind or nature, real or alleged, arising from injury to or death of any person or damage to any property occurring within or about the Premises, the Building, the Property or the Project, arising directly or indirectly out of (a) the presence at or use or occupancy of the Premises or Project by a Tenant Party, (b) an act or omission on the part of any Tenant Party, (c) a breach or default by Tenant in the performance of any of its obligations hereunder or (d) injury to or death of persons or damage to or loss of any property, real or alleged, arising from the serving of alcoholic beverages at the Premises or Project, including liability under any dram shop law, host liquor law or similar Applicable Law, except to the extent directly caused by Landlord’s or a Landlord Party’s negligence or willful misconduct. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Tenant’s obligations under this Section shall survive the expiration or earlier termination of this Lease. Subject to Sections 23.6, 28.2 and 31.12 and any subrogation provisions contained in the Work Letter, Landlord agrees to indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant) and hold the Tenant Parties harmless from and against any and all Claims arising from injury to or death of any person or damage to or loss of any physical property occurring within or about the Premises, the Building, the Property or the Project to the extent directly arising out of Landlord’s gross negligence or willful misconduct. Landlord’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Landlord under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Landlord’s obligations under this Section shall survive the expiration or earlier termination of this Lease.
28.2.    Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for and Tenant assumes all risk of (a) damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines, malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s gross negligence or willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time, and (b) damage to personal property or scientific research, including loss of records kept by Tenant within the Premises (in each case, regardless of whether such damages are foreseeable). Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described in this Section. Notwithstanding anything in the foregoing or this Lease to the contrary, except (x) as otherwise provided in this Lease (including Section 27.2), (y) as may be provided by Applicable Laws or (z) in the event of Tenant’s breach of Article 21 or Section 26.1, in no event shall Landlord or Tenant be liable to the other for any consequential, special or indirect damages arising out of this Lease, including lost profits (provided that this Subsection 28.2(z) shall not limit Tenant’s liability for Base Rent or Additional Rent pursuant to this Lease).

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

28.3.    Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project, or of any other third party; provided, however, that nothing in this Section shall relieve Landlord of its repair and maintenance obligations expressly set forth in this Lease.
28.4.    Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts. Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage. Tenant’s security programs and equipment for the Premises shall be coordinated with Landlord and subject to Landlord’s reasonable approval.
28.5.    The provisions of this Article shall survive the expiration or earlier termination of this Lease.
29.    Assignment or Subletting.
29.1.    Except as hereinafter expressly permitted, none of the following (each, a “Transfer”), either voluntarily or by operation of Applicable Laws, shall be directly or indirectly performed without Landlord’s prior written consent (which consent, subject to the terms of this Article, shall not be unreasonably withheld, conditioned or delayed): (a) Tenant selling, hypothecating, assigning, pledging, encumbering or otherwise transferring this Lease or subletting the Premises or (b) a controlling interest in Tenant being sold, assigned or otherwise transferred (other than as a result of shares in Tenant being sold on a public stock exchange). ++++ In no event shall Tenant perform a Transfer to or with an entity that is a tenant at the Project or that is in discussions or negotiations with Landlord to lease premises at the Project if Landlord has comparable space available for lease at the Project.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

29.2.    In the event Tenant desires to effect a Transfer, then, at least fifteen (15) but not more than ninety (90) days prior to the date when Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the business and experience of the proposed transferee, assignee or sublessee; the Transfer Date; the most recent unconsolidated financial statements of Tenant and of the proposed transferee, assignee or sublessee satisfying the requirements of Section 40.2 (“Required Financials”); any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require. Within fifteen (15) days after receipt of a Transfer Notice, Landlord shall either (a) reasonably withhold its consent to the Transfer and state in reasonable detail the grounds therefor or (b) consent to the same. If Landlord has not denied consent as provided in the preceding sentence within such fifteen (15) day period, Landlord will be deemed to have consented.
29.3.    Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to (a) the financial strength of Tenant and of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 29.7 to cancel this Lease. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

29.4.    The following are conditions precedent to a Transfer or to Landlord considering a request by Tenant to a Transfer:
(a)    Tenant shall remain fully liable under this Lease and Guarantor shall remain fully liable under the Guaranty during the unexpired Term and after the Term with respect to any provisions that survive the expiration or earlier termination thereof. Tenant agrees that it shall not be (and shall not be deemed to be) a guarantor or surety of this Lease, however, and waives its right to claim that is it is a guarantor or surety or to raise in any legal proceeding any guarantor or surety defenses permitted by this Lease or by Applicable Laws;
(b)    [Intentionally omitted]
(c)    ++++
(d)    Tenant shall provide Landlord with evidence respecting the relevant business experience and financial responsibility and status of the proposed transferee, assignee or sublessee;
(e)    Tenant shall reimburse Landlord for Landlord’s actual costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request (provided that Tenant shall not be required to reimburse costs and expenses in an amount that exceeds Three Thousand Five Hundred Dollars ($3,500) per transaction);
(f)    ++++ if Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including a premium rental for a sublease or lump sum payment for an assignment, but excluding Tenant’s reasonable costs in marketing and subleasing the Premises) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall pay fifty percent (50%) of all of such excess to Landlord, after making deductions from such excess for all reasonable marketing expenses, tenant improvement funds expended by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees and free rent actually paid by Tenant. If such consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment;
(g)    The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in Default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment;
(h)    Landlord’s consent to any such Transfer shall be effected on Landlord’s commercially reasonable forms;

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

(i)    Tenant shall not then be in default hereunder of any material non- monetary obligation under this Lease of which Tenant has received written notice or any monetary obligation under this Lease in any respect;
(j)    Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use;
(k)    Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same;
(l)    Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer;
(m)    Landlord’s consent (or waiver of its rights) for any Transfer shall not waive Landlord’s right to consent or refuse consent to any later Transfer;
(n)    Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and
(o)    Tenant shall deliver to Landlord a list of Hazardous Materials (as defined below), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 21.2.
29.5.    Any Transfer that is not in compliance with the provisions of this Article or with respect to which Tenant does not fulfill its obligations pursuant to this Article shall be void and shall, at the option of Landlord, terminate this Lease.
29.6.    Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer.
29.7.    If Tenant delivers to Landlord a Transfer Notice indicating a desire to transfer this Lease to a proposed transferee or assignee or to sublease any portion of the Premises to any sublessee for seventy-five percent (75%) or more of the remainder of the Term, other than pursuant to an Exempt Transfer or as provided within Section 29.4, then Landlord shall have the option, exercisable by giving notice to Tenant at any time within ten (10) business days after Landlord’s receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof with respect to the space subject to the Transfer Notice (in which event Base Rent and Additional Rent shall be adjusted to reflect the revised rentable square footage of the Premises less the rentable square footage of the space subject to the Transfer Notice). If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) business days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

29.8.    If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord may, after the occurrence of a Default (and while the same remains uncured), collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent.
30.    Subordination and Attornment.
30.1.    This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.
30.2.    Notwithstanding the foregoing, Tenant shall execute and deliver such further commercially reasonable instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord on the lender’s commercially reasonable standard form, as modified to include commercially reasonable comments submitted by Tenant; provided that such instrument(s) contain customary non-disturbance language, reasonably acceptable to Tenant. If any such mortgagee, beneficiary or landlord under a lease wherein Landlord is tenant (each, a “Mortgagee”) so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute and deliver any such instrument within ten (10) days after Landlord or such Mortgagee has made written request therefor, ++++ then such failure shall be a Default hereunder.
30.3.    [Intentionally omitted]
30.4.    In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, and upon the assumption by the purchaser of Landlord’s obligations hereunder, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

31.    Defaults and Remedies.
31.1.    Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five (5) business days after the date such payment is due, Tenant shall pay to Landlord (a) an additional sum of three percent (3%) of the overdue Rent as a late charge plus (b) interest on the unpaid amount at an annual rate (the “Default Rate”) equal to the lesser of (a) twelve percent (12%) and (b) the highest rate permitted by Applicable Laws. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant and shall be payable as Additional Rent to Landlord due with the next installment of Rent or within five (5) days after Landlord’s demand, whichever is earlier. Landlord’s acceptance of any Additional Rent (including a late charge or any other amount hereunder) shall not be deemed an extension of the date that Rent is due or prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity. Notwithstanding the foregoing, no such late charge or interest will be imposed with respect to the first (1st) such late payment in any twelve (12) month period.
31.2.    No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. Similarly, no payment by either party or receipt by the other of a lesser amount than the amount then due hereunder shall be deemed to be other than on account of the amount then due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and the payee may accept such check or payment without prejudice to its right to recover the balance of such amount or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by either party hereunder, the other party shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the party paying to institute suit for recovery of the payment paid under protest.
31.3.    If Tenant fails to pay any sum of money required to be paid by it hereunder or perform any other act on its part to be performed hereunder, in each case within the applicable cure period (if any) described in Section 31.4, then Landlord may (but shall not be obligated to), without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such act; provided that such failure by Tenant unreasonably interfered with the use of the Building or the Project by any other tenant or with the efficient operation of the Building or the Project, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 31.1, Tenant shall pay to Landlord as Additional Rent all actual, out-of-pocket sums so paid or incurred by Landlord, together with interest at the Default Rate, computed from the date such sums were paid or incurred.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

31.4.    The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant:
(a)    [Intentionally omitted];
(b)    Tenant fails to make any payment of Rent, as and when due, or to satisfy its obligations under Article 19, where such failure shall continue for a period of five (5) business days after receipt of written notice thereof from Landlord to Tenant;
(c)    Tenant fails to observe or perform any obligation or covenant contained herein (other than described in Section 31.4(b)) to be performed by Tenant, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed to be in Default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion; and provided, further, that such period shall be reasonably extended in the case of any such non- monetary default that cannot be cured within such period only if (i) Tenant can reasonably cure the default, (ii) Tenant promptly commences the cure and (iii) Tenant diligently pursues the cure to completion;
(d)    Tenant makes an assignment for the benefit of creditors;
(e)    A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets and such appointment is not dismissed or stayed within sixty (60) days;
(f)    Tenant or Guarantor files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant or Guarantor pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;
(g)    Any involuntary petition is filed against Tenant or Guarantor under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days;
(h)    A default by Guarantor exists under the Guaranty, after the expiration of any applicable notice and cure periods;
(i)     Tenant fails to deliver an estoppel certificate in accordance with Article 20 ++++; or
(j)     Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action.
Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

31.5.    In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord has the right to do any or all of the following:
(a)    Halt any Tenant Improvements and Alterations and order Tenant’s contractors, subcontractors, consultants, designers and material suppliers to stop work;
(b)    Terminate Tenant’s right to possession of the Premises by written notice to Tenant or by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all with service of notice and legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby; and
(c)    Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to peaceably and with process of law re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all with notice and legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including the sum of:
(i)    The worth at the time of determination by Landlord of any unpaid Rent that had accrued at the time of such termination; plus
(ii)     The costs of restoring the Premises to the condition required under the terms of this Lease; plus
(iii)     An amount (the “Election Amount”) equal to the positive difference (if any, and measured at the time of such termination) between (1) the then-present value of the total Rent and other benefits that would have accrued to Landlord under this Lease for the remainder of the Term if Tenant had fully complied with the Lease minus (2) the then- present cash rental value of the Premises as determined by Landlord for what would be the then- unexpired Term if the Lease remained in effect, computed using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1) percentage point (the “Discount Rate”). Landlord and Tenant agree that the Election Amount represents a reasonable forecast of the minimum damages expected to occur in the event of a breach, taking into account the uncertainty, time and cost of determining elements relevant to actual damages, such as fair market rent, time and costs that may be required to re-lease the Premises, and other factors; and that the Election Amount is not a penalty.
As used in Section 31.5(c), “worth at the time of determination by Landlord” shall be computed by allowing interest at the Default Rate.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

31.6.    In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord may continue this Lease in effect after Tenant’s Default or abandonment and recover Rent as it becomes due. In addition, provided that Landlord attempts to mitigate its damages to the extent required by Applicable Laws, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises:
(a)    Acts of maintenance or preservation or efforts to relet the Premises, including alterations, remodeling, redecorating, repairs, replacements or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or
(b)    The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises.
Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled.
31.7.    If Landlord does not elect to terminate this Lease as provided in Section 31.5, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.
31.8.    In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:
(a)    First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;
(b)    Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting;
(c)    Third, to the payment of Rent and other charges due and unpaid hereunder; and
(d)    Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.
31.9.    All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of either party hereunder shall be implied from any acceptance by the other of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in such waiver. Notwithstanding any provision of this Lease to the contrary, in no event shall Landlord be required to mitigate its damages with respect to any default by Tenant, unless and to the extent required by Applicable Law. Any obligation imposed by Applicable Law upon Landlord to relet the Premises after any termination of this Lease shall be subject to the reasonable requirements of Landlord to (a) lease to high quality tenants on such terms as Landlord may from time to time deem appropriate in its reasonable discretion and (b) develop the Project in a harmonious manner with a mix of uses, tenants, floor areas, terms of tenancies, etc., as determined by Landlord. Landlord shall not be obligated to relet the Premises to any party to whom Landlord or an affiliate of Landlord may desire to lease other available comparable space in the Project or at another property owned by Landlord or an affiliate of Landlord.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

31.10.    Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (y) the date of Lease termination and (z) the date Tenant surrenders possession of the Premises.
31.11.    To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise.
31.12.    Landlord shall not be in default or liable for damages under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if (a) the failure by Landlord gives rise to or creates a situation wherein there is an imminent risk of personal or bodily injury or Tenant is not able to reasonably and safely conduct its business, then Landlord shall respond promptly and take such steps as shall be reasonable under the circumstances, and (b) the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set off any Claims against Rent as a result of any default or breach by Landlord of any of its covenants, obligations, representations, warranties or promises hereunder, except as may otherwise be expressly set forth in this Lease.
31.13.    In the event of any default by Landlord, Tenant shall, simultaneously with giving notice to Landlord, give notice by registered or certified mail to any (a) beneficiary of a deed of trust or (b) mortgagee under a mortgage covering the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located (in each case, however, only if Tenant has been provided with the notice addresses of the same by Landlord or pursuant to a subordination, nondisturbance and attornment agreement), and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided that Landlord shall furnish to Tenant in writing, upon written request by Tenant, the names and addresses of all such persons who are to receive such notices.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

32.    Bankruptcy. In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion:
32.1.    Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws;
32.2.    A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;
32.3.    A cash deposit in an amount to be determined by Landlord; or
32.4.    The assumption or assignment of all of Tenant’s interest and obligations under this Lease.
++++

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

34.    Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, and upon the written assumption by the transferee of all of Landlord’s covenants and obligations, then Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent.
35.    Limitation of Liability.
35.1.    If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of the rents, issues, profits and proceeds of the Project, including (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project, (b) rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project.
35.2.    Neither Landlord nor any of its affiliates, nor any of their respective partners, shareholders, directors, officers, employees, members or agents shall be personally liable for Landlord’s obligations or any deficiency under this Lease, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord or any of Landlord’s affiliates. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner or member of Landlord except as may be necessary to secure jurisdiction of the partnership, joint venture or limited liability company, as applicable. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates.
35.3.    No individual (as opposed to a corporation, limited liability company, partnership, joint venture or other entity) who is a shareholder, director, officer, employee, member or agent of Tenant (such person in such capacity being referred to as a “Tenant Individual”) shall be personally liable for Tenant’s obligations or any deficiency under this Lease, and service of process shall not be made against any such Tenant Individual. No Tenant Individual shall be sued or named as a party in any suit or action. No Tenant Individual shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any Tenant Individual.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

35.4.    Each of the covenants and agreements of this Article shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease.
36.    Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then:
36.1.    Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and such terms, covenants, conditions, provisions and agreements shall be binding with the same force and effect upon each and all of the persons executing this Agreement as Tenant; and
36.2.    The term “Tenant,” as used in this Lease, shall mean and include each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed.
37.    Representations. Each of Landlord and Tenant (in this Article, each a “Representing Party”) guarantees, warrants and represents to the other party that (a) the Representing Party is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) the Representing Party has and is duly qualified to do business in the state in which the Property is located, (c) the Representing Party has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all of its obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of the Representing Party is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which the Representing Party is constituted or to which the Representing Party is a party. In addition, Tenant guarantees, warrants and represents that none of (x) it, (y) its affiliates or partners nor (z) to the best of its knowledge, its members, shareholders or other equity owners or any of their respective employees, officers, directors, representatives or agents is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action.
38.    Confidentiality. Tenant shall keep the terms and conditions of this Lease and any information provided to Tenant or its employees, agents or contractors pursuant to Article 9 confidential and shall not (a) disclose to any third party any material financial terms of this Lease or any other Lease-related document (including subleases, assignments, work letters, construction contracts, letters of credit, subordination agreements, non-disturbance agreements, brokerage agreements or estoppels) or (b) provide to any third party an original or copy of this Lease (or any Lease-related document). Landlord shall not release to any third party any non- public financial information or non-public information about Tenant’s ownership structure that Tenant gives Landlord. Notwithstanding the foregoing, confidential information under this Section may be released by Landlord or Tenant under the following circumstances: (x) if required by Applicable Laws or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (y) to a party’s attorneys, accountants, brokers and other bona fide consultants or advisers (with respect to this Lease only); provided such third parties agree to be bound by this Section or (z) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this Section.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

39.    Notices. Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by (a) personal delivery or (b) overnight delivery with a reputable international overnight delivery service, such as FedEx Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (y) upon receipt, if given in accordance with Subsection 39(a); (z) one (1) business day after deposit with a reputable international overnight delivery service, if given if given in accordance with Subsection 39(b). Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given pursuant to this Lease shall be addressed to Tenant at the Premises, or to Landlord or Tenant at the addresses shown in Sections 2.10 and 2.11 or 2.12, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.
40.    Miscellaneous.
40.1.    Landlord reserves the right to change the name of the Building or the Project in its sole discretion.
40.2.    To induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish to Landlord, from time to time, upon Landlord’s written request, but no more often than annually, the most recent year-end unconsolidated financial statements reflecting Tenant’s current financial condition audited by a nationally recognized accounting firm. Tenant shall, within ninety (90) days after the end of Tenant’s financial year, furnish Landlord with a certified copy of Tenant’s year-end consolidated financial statements for the previous year audited by a nationally recognized accounting firm. Tenant represents and warrants that, to the best knowledge of Tenant’s officers responsible for this Lease, all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all material respects. If audited financials are not otherwise prepared, unaudited financials complying with generally accepted accounting principles and certified by the chief financial officer of Tenant as true, correct and complete in all respects shall suffice for purposes of this Section. The provisions of this Section shall not apply at any time while Tenant or its parent company is a corporation or other entity whose shares are traded on any nationally recognized stock exchange. Tenant shall provide Landlord, on the same terms and conditions, with similar statements from Guarantor with respect to the Guaranty.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

40.3.    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.
40.4.    The terms of this Lease are intended by the parties as a final, complete and exclusive expression of their agreement with respect to the terms that are included herein, and may not be contradicted or supplemented by evidence of any other prior or contemporaneous agreement.
40.5.    ++++
40.6.    Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The words “include,” “includes,” “included” and “including” mean “‘include,’ etc., without limitation.” The word “shall” is mandatory and the word “may” is permissive. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease. Landlord and Tenant have each participated in the drafting and negotiation of this Lease, and the language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.
40.7.    Except as otherwise expressly set forth in this Lease, each party shall pay its own costs and expenses incurred in connection with this Lease and such party’s performance under this Lease; provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Lease, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed).
40.8.    Time is of the essence with respect to the performance of every provision of this Lease.
40.9.    Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

40.10.    Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Lease are independent and shall not be conditioned upon performance by Landlord.
++++
40.12.    Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.
40.13.    Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors and assigns. This Lease is for the sole benefit of the parties and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns, and nothing in this Lease shall give or be construed to give any other person or entity any legal or equitable rights. Nothing in this Section shall in any way alter the provisions of this Lease restricting assignment or subletting.
40.14.    This Lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles.
40.15.    Each of Landlord and Tenant guarantees, warrants and represents that the individual or individuals signing this Lease on such party’s behalf have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.
40.16.    This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.
40.17.    No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant.
40.18.    No waiver of any term, covenant or condition of this Lease shall be binding upon a party hereto unless executed in writing by such party. The waiver by a party hereto of any breach or default of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of any preceding or subsequent breach or default of such term, covenant or condition or any other term, covenant or condition of this Lease.
40.19.    To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

40.20.    Tenant’s obligations under this Lease shall be guaranteed by the Guarantor pursuant to the Guaranty.
41.    Rooftop Installation Area.
41.1.    Tenant may use those portions of the Building identified as a “Rooftop Installation Area” on Exhibit H attached hereto (the “Rooftop Installation Area”) solely to operate, maintain, repair and replace rooftop antennae, mechanical equipment, communications antennas and other equipment installed by Tenant in the Rooftop Installation Area in accordance with this Article (“Tenant’s Rooftop Equipment”). Tenant’s Rooftop Equipment shall be only for Tenant’s use (as well as that of any permitted sublessee or assignee) of the Premises for the Permitted Use.
41.2.    Tenant shall install Tenant’s Rooftop Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate, and in accordance with this Article and the applicable provisions of this Lease regarding Alterations. Tenant’s Rooftop Equipment and the installation thereof shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Among other reasons, Landlord may withhold approval if the installation or operation of Tenant’s Rooftop Equipment could reasonably be expected to damage the structural integrity of the Building or to transmit vibrations or noise or cause other adverse effects beyond the Premises to an extent not customary in first class laboratory buildings, unless Tenant implements measures that are acceptable to Landlord in its reasonable discretion to avoid any such damage or transmission.
41.3.    Tenant shall comply with any roof or roof-related warranties. Unless such work is performed by Landlord’s roofing contractor, Tenant shall obtain a letter from Landlord’s roofing contractor within thirty (30) days after completion of any Tenant work on the rooftop stating that such work did not affect any such warranties. Tenant, at its sole cost and expense, shall inspect the Rooftop Installation Area with reasonable frequency, and correct any loose bolts, fittings or other appurtenances and repair any damage to the roof caused by the installation or operation of Tenant’s Rooftop Equipment. Tenant shall not permit the installation, maintenance or operation of Tenant’s Rooftop Equipment to violate any Applicable Laws or constitute a nuisance. Tenant shall pay Landlord within thirty (30) days after demand (a) all applicable taxes, charges, fees or impositions imposed on Landlord by Governmental Authorities as the result of Tenant’s use of the Rooftop Installation Areas in excess of those for which Landlord would otherwise be responsible for the use or installation of Tenant’s Rooftop Equipment and (b) the amount of any increase in Landlord’s insurance premiums as a result of the installation of Tenant’s Rooftop Equipment. Upon Tenant’s written request to Landlord, Landlord shall use commercially reasonable efforts to cause other tenants to remedy any interference in the operation of Tenant’s Rooftop Equipment caused by any such tenants’ equipment installed after the applicable piece of Tenant’s Rooftop Equipment; provided, however, that Landlord shall not be required to request that such tenants waive their rights under their respective leases.
41.4.    If Tenant’s Equipment (a) causes physical damage to the structural integrity of the Building, (b) interferes with any telecommunications, mechanical or other systems located at or near or servicing the Building or the Project that were installed prior to the installation of Tenant’s Rooftop Equipment, (c) interferes with any other service provided to other tenants in the Building or the Project by rooftop or penthouse installations that were installed prior to the installation of Tenant’s Rooftop Equipment or (d) interferes with any other tenants’ business, in each case in excess of that permissible under Federal Communications Commission regulations, then Tenant shall cooperate with Landlord to determine the source of the damage or interference and promptly repair such damage and eliminate such interference, in each case at Tenant’s sole cost and expense, within ten (10) days after receipt of notice of such damage or interference (which notice may be oral; provided that Landlord also delivers to Tenant written notice of such damage or interference within twenty-four (24) hours after providing oral notice). Tenant’s responsibility to pay for physical damage to the structural integrity of the Building is subject to the waiver of subrogation in Section 23.6.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

41.5.    Landlord reserves the right to cause Tenant to relocate Tenant’s Rooftop Equipment to comparably functional space on the roof or in the penthouse of the Building by giving Tenant prior written notice thereof. Landlord agrees to pay the reasonable costs thereof. Tenant shall arrange for the relocation of Tenant’s Rooftop Equipment within sixty (60) days after receipt of Landlord’s notification of such relocation. In the event Tenant fails to arrange for relocation within such sixty (60)-day period, Landlord shall have the right to arrange for the relocation of Tenant’s Rooftop Equipment in a manner that does not unnecessarily interrupt or interfere with Tenant’s use of the Premises for the Permitted Use.
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The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

44.    Conversion of Core Space to Office/Laboratory Space.
44.1.    The Premises contain certain existing mechanical core space within Tenant’s Premises, as more fully shown on Exhibit I attached hereto (the “Core Space”), that Tenant desires to convert to office and laboratory space available for Tenant’s use and occupancy for the Permitted Use. Such conversion requires modifying or amending one or more permits applicable to the Building (such modification and all other actions necessary to permit the lawful use of the Core Space for the Permitted Use, the “Conversion Approvals”).
44.2.    Subject to the written consent of Landlord’s ground lessor, Tenant may seek the Conversion Approvals in accordance with the terms of this Article. Landlord will reasonably cooperate with Tenant in such application at no cost to Landlord. Tenant shall have no right to use the Core Space for the Permitted Use unless and until it successfully obtains the Conversion Approvals. If Tenant is successful in obtaining the Conversion Approvals, it shall be permitted to utilize the Core Space for the Permitted Use in accordance with the terms of this Lease.
44.3.    Tenant shall not be entitled to apply for the Conversion Approvals unless, at the time of such application, Tenant is leasing one hundred percent (100%) of the Premises.
44.4.    Tenant shall apply for the Conversion Approvals at Tenant's sole cost and expense, but Landlord shall use commercially reasonable efforts to work cooperatively with Tenant until the Outside Approval Date to obtain the Conversion Approvals. Any Core Space as to which Tenant successfully obtains the Conversion Approvals is herein referred to as “Converted Space.”
44.5.    If Tenant obtains the Conversion Approvals, then Tenant shall perform construction in the Converted Space to make it suitable for Tenant's use for the Permitted Use. All such construction work shall be performed in accordance with the terms of this Lease, including Article 18 hereof. Landlord shall contribute up to One Hundred Sixty Thousand Dollars ($160,000) toward the cost of such construction (including the cost of design and permitting), which shall be disbursed in accordance with the provisions of the Work Letter, but with an outside date for the disbursement of such funds of the date that is eighteen (18) months after the Conversion Approvals are obtained.
44.6.    Upon the expiration or termination of the Lease, Tenant shall have no obligation to restore the Converted Space to the condition it was in prior to obtaining the Conversion Approvals, or to replace any Landlord property or equipment that was removed from the Converted Space by Tenant during its renovation.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

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The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as a sealed Massachusetts instrument as of the date first above written.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:    /s/ Kevin M. Simonsen
Name:    Kevin M. Simonsen
Title:    Sr. VP, Real Estate Legal

TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:    ______________________
Name:    ______________________
Title:    ______________________

IN WITNESS WHEREOF, the parties hereto have executed this Lease as a sealed Massachusetts instrument as of the date first above written.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:    ______________________
Name:    ______________________
Title:    ______________________

TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:    /s/ Jorg Thommes
Name:    Jorg Thommes
Title:    SVP, OTI

EXHIBIT A
PREMISES
[see attached 8 pages]

A-1

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Lower Parking

18 March 2015

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Upper Parking

18 March 2015

MAIN LOBBY
RETAIL TENANT 1
RETAIL TENANT 2
TENANT TEL WEST
TENANT ELEC. WEST
TENANT 1A
TENANT 3 NEUTRALIZATION
3A
3B
3C
3D
TENANT 4 NEUTRALIZATION
FIRE PUMP
WATER BOOSTER
TENANT 1A NEUTR
TEN 1C NEUTR
TEN 1B NEUTR
TENANT 2 NEUTRALIZATION
TENANT 5 NEUTRALIZATION
BLDG COMMON MECHANICAL
RETAIL 1 MECHANICAL
RETAIL 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1C MECHANICAL
TENANT 1A MECHANICAL
NEUTRALIZATION MECHANICAL ROOM
TEN 1C
TEN 2
PLBG RM
TENANT 1C
LOADING DOCK
BUILDING ELECTRICAL
BUILDING ELECTRICAL
TENANT 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1B MECHANICAL
TEN. ELEC. EAST
TEN. TEL. EAST
TENANT 2
TENANT 1B
FITNESS CENTER
EAST LOBBY
KENDALL CROSSING

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

301 Binney Street | 1st Floor

Cambridge, Massachusetts | 18 March 2015

Approximate Scale: 1 In = 40 Ft

WEST CORE
ELEC. WEST
TEL. WEST
SUPPLY AIR SHAFT
TENANT 2 WEST MECHANICAL
PLUMBING
TENANT 2 EAST MECHANICAL
SUPPLY AIR SHAFT
ELEC. EAST
TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 2

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

Approximate Scale: 1 In = 40 Ft

301 Binney Street | 2nd Floor

Cambridge, Massachusetts | 18 March 2015

TENANT 3B
TENANT 3C
WEST CORE
TEN ELEC WEST
TEN TEL WEST
SUPPLY AIR SHAFT
TENANT 3B MECHANICAL
TENANT 3A MECHANICAL
3B 3C
PLUMBING
3A 3D
TENANT 3C MECHANICAL
TENANT 3D MECHANICAL
TEN 3B EAST MECH
SUPPLY AIR SHAFT
EAST CORE
TEN ELEC EAST
TEN TEL EAST
KENDALL CROSSING
TENANT 3A
TENANT 3D
Legend
Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

Approximate Scale: 1 In = 40 Ft

301 Binney Street | **3rd Floor**

Cambridge, Massachusetts | 18 March 2015

WEST CORE
TEN. ELEC. WEST
TEN. TEL. WEST
SUPPLY AIR SHAFT
TENANT 4 WEST MECHANICAL
PLUMBING
TENANT 4 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. ELEC. EAST
TEN. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 4

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

Approximate Scale: 1 In = 40 Ft

301 Binney Street | 4th Floor

Cambridge, Massachusetts | 18 March 2015

WEST CORE
TEN. ELEC. WEST
TEN. TEL. WEST
SUPPLY AIR SHAFT
TENANT 5 WEST MECHANICAL
PLUMBING
TENANT 5 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. ELEC. EAST
TEN. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 5

Legend

Tenant 5 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

Approximate Scale: 1 In = 40 Ft

301 Binney Street | 5th Floor

Cambridge, Massachusetts | 18 March 2015

BUILDING CHILLERS
BUILDING BOILERS & PUMPS
BUILDING CHILLERS
ELEV. MACH. RM.
ELEVATOR MACH. RM.
ELEVATOR MACH. RM.
AIR SHAFT
AIR SHAFT
TENANT 4 MECHANICAL
TENANT 1C MECH
TENANT 2 MECHANICAL
BUILDING EMERGENCY GENERATOR
TENANT 1B MECH
TENANT 1C MECH
3A
3B
MECHANICAL
3C
3D
TENANT 2 MECHANICAL
TENANT 1A MECHANICAL

Legend

Tenant 5 Premises

Note: Shafts from floors below which terminate at the main roof level outside the penthouse are shown to indicate tenant assignment only and are not included in rentable area.

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Penthouse

18 March 2015

EXHIBIT A-1
PROPERTY
PARCEL ONE (304-322 Bent Street):
The land with the buildings thereon, situated in Cambridge, Middlesex County, Massachusetts, and shown as the parcel containing 40,000 square feet of land on a plan entitled “Boston &. Albany R.R.- Cambridge land conveyed by B & A R.R. Co. to Stahleker Steel Corp.”, dated October 30,1945, and signed by L. J. Murphy, District Engineer and recorded with the Middlesex South District Registry of Deeds, Book 6944, Page 383, and bounded and described according to said plan, as follows:
NORTHEASTERLY:    by Bent Street, 200 feet;
SOUTHEASTERLY:    by land of the Boston & Albany R.R. Co., 200.02 feet;
SOUTHWESTERLY:    by Rogers Street, 200 feet;
NORTHWESTERLY:    by Fulkerson Street, formerly known as Ninth Street, 200.02 feet.

PARCEL TWO (301 Binney Street/157 Sixth Street):
a.    Parcel 1:
A certain parcel of land situated in Cambridge, in Middlesex County and Commonwealth of Massachusetts, bounded and described as follows:

NORTHWESTERLY:	on Binney Street two hundred (200) feet, thence turning at right angles and running;

NORTHEASTERLY:
along land shown on the plan hereinafter mentioned as belonging to Associates Transport, Inc., two hundred (200) feet to a point on the private way shown as Rogers Street on the plan hereinafter mentioned; thence turning at right angles and running;

SOUTHEASTERLY:	on Rogers Street two hundred (200) feet to a point on Sixth Street; thence turning at right angles and running;

SOUTHWESTERLY:	on Sixth Street two hundred (200) feet to the point of beginning.
Containing 40,000 square feet and being the parcel of land shown on the plan entitled “Plan of Land in Cambridge, Mass.” dated August 8, 1945, William S. Crocker, C.E., said plan being duly recorded with Middlesex South Registry District Deeds, Book 6893, Page 509; and also being the parcel of land shown on a plan of land entitled “Plan of Land in Cambridge, Mass. Property of Industrial Stainless Steel Inc.” dated October 21,1960, Schofield Brothers, Reg. Land Surveyors, said plan being duly recorded with the Middlesex South Registry of Deeds as Plan Number 1664 of 1960 at Book 9706, Page End.
b.    Parcel 2:
A certain parcel of land with the buildings thereon situated in said Cambridge, bounded and described as follows:
NORTHERLY:    by Rogers Street, three-hundred thirty-five and 27/100 (335.27) feet
EASTERLY:    by land now or formerly of Harry J. Dowd, two hundred and No/100 (200) feet;
SOUTHERLY:    by Binney Street; and
WESTERLY:    by Fulkerson Street.

A-1-1

Parcels 1 and 2 of Parcel Two together comprise Lots A, B, C and D as shown on a plan of land entitled “Plan Showing Sub-division of Land in Cambridge, Massachusetts”, dated July 29, 1940, Wm. H. McGinness C.E., said plan being duly recorded with the Middlesex South Registry of Deeds as Plan Number 1052 of 1940, at Book 6445, Page 394.

A-1-2

EXHIBIT B
WORK LETTER
This Work Letter (this “Work Letter”) is made and entered into as of the 31st day of March, 2015, by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord”), and BIOGEN MA INC., a Massachusetts corporation (“Tenant”), and is attached to and made a part of that certain Lease dated as of March 31, 2015 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for the Premises located at 301 Binney Street, Cambridge, Massachusetts. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.
1.    General Requirements.
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1.2.    Schedule.     The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Tenant (the “Schedule”). Tenant shall prepare the Schedule so that it is a reasonable schedule for the completion of the Tenant Improvements. The Schedule shall clearly identify all activities requiring Landlord participation, including but not limited to specific dates and time periods Tenant’s contractor will require access to building areas outside of the Premises. As soon as the Schedule is completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Schedule shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period, if such failure continues for five (5) business days after written notice thereof, shall be deemed approval by Landlord. If Landlord disapproves the Schedule, then Landlord shall notify Tenant in writing of its objections to such Schedule, and the parties shall confer and negotiate in good faith to reach agreement on the Schedule. The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as provided in this Work Letter.
1.3.    Tenant’s Architects, Contractors and Consultants. The architect, engineering consultants, design team, general contractor and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold, condition or delay. Landlord may refuse to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes do not have sufficient experience to perform work in an occupied Class A laboratory research building and in tenant-occupied lab areas. Tenant, in the construction of the Tenant Improvements, shall not do anything or permit anything to be done which causes labor disharmony, and Tenant shall immediately take all reasonable actions (including removing any architects, consultants, contractors, subcontractors or suppliers ) to prevent or end any such labor disharmony. All Tenant contracts related to the Tenant Improvements shall provide that Tenant may assign such contracts and any warranties with respect to the Tenant Improvements to Landlord at any time.
2.    Tenant Improvements. ++++
2.1.    Work Plans. Tenant shall prepare and submit to Landlord for approval schematics covering the Tenant Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Draft Schematic Plans”). The Draft Schematic Plans shall contain sufficient information and detail to accurately describe the proposed design to Landlord and such other information as Landlord may reasonably request. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the Draft Schematic Plans whether Landlord approves or objects to the Draft Schematic Plans and of the manner, if any, in which the Draft Schematic Plans are unacceptable. Landlord’s failure to respond within such ten (10) business day period, if such failure continues for five (5) business days after written notice thereof, shall be deemed approval by Landlord. If Landlord reasonably objects to the Draft Schematic Plans, then Tenant shall revise the Draft Schematic Plans and cause Landlord’s objections to be remedied in the revised Draft Schematic Plans. Tenant shall then resubmit the revised Draft Schematic Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Draft Schematic Plans and Tenant’s correction of the same shall be in accordance with this Section until Landlord has approved

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

the Draft Schematic Plans in writing or been deemed to have approved them. The iteration of the Draft Schematic Plans that is approved or deemed approved by Landlord without objection shall be referred to herein as the “Approved Schematic Plans.”
2.2.    Construction Plans. Tenant shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are sufficiently complete for a set thereof to be submitted to the appropriate Governmental Authorities for the issuance of permits, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed with respect to any iteration of plans submitted pursuant to this Section. All such Construction Plans shall be submitted by Tenant to Landlord in electronic .pdf, CADD and full- size hard copy formats and shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period, if such failure continues for five (5) business days after written notice thereof, shall be deemed approval by Landlord. If the Construction Plans are disapproved by Landlord, then Landlord shall notify Tenant in writing of its objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. Promptly after submission of the Construction Plans to Landlord for approval by Landlord, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Tenant shall promptly submit such Construction Plans to all appropriate Governmental Authorities for approval. Landlord’s initialing of the Construction Plans and Tenant’s submission of the Construction Plans with any Governmental Authorities shall not be deemed to be Landlord’s approval of the Construction Plans, and any Constructions Plans shall remain subject to Landlord’s review and approval. As further Construction Plans are developed, Tenant shall submit the same to Landlord for further approval, and shall pay a fee as invoiced by Landlord within thirty (30) days after receipt of an invoice therefor in the amount of Landlord’s out-of-pocket actual third party expenses (not to exceed Five Thousand Dollars ($5,000.00) in connection with the review thereof for Landlord to conduct any further review. Subsequent iterations of the Construction Plans will be consistent with iterations theretofore submitted (subject to Changes (as defined below) approved in writing by Landlord). The foregoing provisions of this Section with respect to timing shall apply with respect to the timing of approvals by Landlord of all subsequent iterations of the Construction Plans. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.”
2.3.    Changes to the Tenant Improvements.    Any material changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter.
    (a)    Change Request. Either Landlord (unless Tenant reasonably disapproves thereof within five (5) days after receipt of the applicable Change Request (as defined below)) or Tenant may request Changes after Landlord approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative.
    (b)    Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period, if such failure continues for three (3) business days after written notice thereof, shall be deemed approval by the non-requesting party.
2.4.    Preparation of Estimates.     Tenant shall, before proceeding with any Change, using its best efforts, prepare as soon as is reasonably practicable (but in no event more than five (5) business days after delivering a Change Request to Landlord or receipt of a Change Request) an estimate of the increased costs or savings that would result

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

from such Change, as well as an estimate of such Change’s effects on the Schedule. Landlord shall have five (5) business days after receipt of such information from Tenant to (a) in the case of a Tenant-initiated Change Request, approve or reject such Change Request in writing, or (b) in the case of a Landlord-initiated Change Request, notify Tenant in writing of Landlord’s decision either to proceed with or abandon the Landlord-initiated Change Request.
2.5.    Quality Control Program; Coordination.     Tenant shall provide Landlord with information regarding the following (together, the “QCP”): (a) Tenant’s general contractor’s quality control program and (b) evidence of subsequent monitoring and action plans. The QCP shall be subject to Landlord’s reasonable review and approval and shall specifically address the Tenant Improvements. Tenant shall ensure that the QCP is regularly implemented on a scheduled basis and shall provide Landlord with reasonable prior notice and access to attend all inspections and meetings between Tenant and its general contractor. At the conclusion of the Tenant Improvements, Tenant shall deliver the quality control log to Landlord, which shall include all records of quality control meetings and testing and of inspections held in the field, including inspections relating to concrete, steel roofing, piping pressure testing and system commissioning.
3.    Completion of Tenant Improvements.     Tenant, at its sole cost and expense (except for the TI Allowance), shall perform and complete the Tenant Improvements in all respects (a) in substantial conformance with the Approved Plans, (b) otherwise in compliance with provisions of the Lease and this Work Letter and (c) in accordance with Applicable Laws, the requirements of Tenant’s insurance carriers, the requirements of Landlord’s insurance carriers (to the extent Landlord provides its insurance carriers’ requirements to Tenant) and the board of fire underwriters having jurisdiction over the Premises. The Tenant Improvements shall be deemed completed at such time as Tenant shall furnish to Landlord (t) evidence satisfactory to Landlord that (i) all Tenant Improvements have been completed and paid for in full (which shall be evidenced by the architect’s certificate of completion and the general contractor’s and each subcontractor’s and material supplier’s final unconditional waivers and releases of liens, each in a form acceptable to Landlord and complying with Applicable Laws and a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor, together with a statutory notice of substantial completion from the general contractor), (ii) all Tenant Improvements have been accepted by Landlord, (iii) any and all liens related to the Tenant Improvements have either been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived by the party filing such lien and (iv) no security interests relating to the Tenant Improvements are outstanding, (u) all certifications and approvals with respect to the Tenant Improvements that may be required from any Governmental Authority and any board of fire underwriters or similar body for the use and occupancy of the Premises (including a certificate of occupancy for the Premises for the Permitted Use), (v) certificates of insurance required by the Lease to be purchased and maintained by Tenant, (w) an affidavit from Tenant’s architect certifying that all work performed in, on or about the Premises is in accordance with the Approved Plans, (x) complete “as built” drawing print sets, project specifications and shop drawings and electronic CADD files on disc (showing the Tenant Improvements as an overlay on the Building “as built” plans (provided that Landlord provides the Building “as-built” plans provided to Tenant) of all contract documents for work performed by their architect and engineers in relation to the Tenant Improvements, (y) a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems (which report Landlord may hire a licensed, qualified commissioning agent to peer review, and whose reasonable recommendations Tenant’s commissioning agent shall perform and incorporate into a revised report) and (z) such other “close out” materials as Landlord reasonably requests consistent with Landlord’s own requirements for its contractors, such as copies of manufacturers’ warranties, operation and maintenance manuals and the like.
4.    Insurance.
4.1.    Property Insurance.     At all times during the period beginning with commencement of construction of the Tenant Improvements and ending with final completion of the Tenant Improvements, Tenant shall maintain, or cause to be maintained (in addition to the insurance required of Tenant pursuant to the Lease), property insurance coverage with respect to the general contractor’s and any subcontractors’ machinery, tools and equipment. Coverage shall be carried on a primary basis by such general contractor or the applicable subcontractor(s). Tenant agrees to pay any deductible, and Landlord is not responsible for any deductible, for a claim under such insurance. Such property insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord and the Landlord Parties, and shall name Landlord and its affiliates as loss payees as their interests may appear.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

4.2.    Workers’ Compensation Insurance.     At all times during the period of construction of the Tenant Improvements, Tenant shall, or shall cause its contractors or subcontractors to, maintain statutory workers’ compensation insurance as required by Applicable Laws.
5.    Liability.     Tenant assumes sole responsibility and liability for any and all injuries or the death of any persons, including Tenant’s contractors and subcontractors and their respective employees, agents and invitees, and for any and all damages to property caused by, resulting from or arising out of any act or omission on the part of Tenant, Tenant’s contractors or subcontractors, or their respective employees, agents and invitees in the prosecution of the Tenant Improvements. Subject to the conditions of Section 23.6 of the Lease, Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against all Claims due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant and Tenant’s contractors and subcontractors shall assume and defend at their sole cost and expense all such Claims; provided, however, that nothing contained in this Work Letter shall be deemed to indemnify or otherwise hold Landlord harmless from or against liability caused by any Landlord Party’s negligence or willful misconduct. Any deficiency in design or construction of the Tenant Improvements shall be solely the responsibility of Tenant, notwithstanding the fact that Landlord may have approved of the same in writing.
6.    TI Allowance.
6.1.    Application of TI Allowance. Landlord shall contribute toward the costs and expenses incurred in connection with the performance of the Tenant Improvements, in accordance with Article 4 of the Lease. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. Furthermore, Tenant shall not be entitled to any portion of the TI Allowance for which a Fund Request (as defined below) has not been received by Landlord by the date which is eighteen (18) months after the Term Commencement Date. Tenant may apply the TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Lease.
6.2.        Approval of Budget for the Tenant Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Lease, Landlord shall not have any obligation to expend any portion of the TI Allowance until Landlord and Tenant shall have approved in writing the budget for the Tenant Improvements (the “Approved Budget”). Prior to Landlord’s approval of the Approved Budget, Tenant shall pay all of the costs and expenses incurred in connection with the Tenant Improvements as they become due. Landlord shall not be obligated to reimburse Tenant for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance. Landlord shall not unreasonably withhold, condition or delay its approval of any budget for Tenant Improvements that is proposed by Tenant.
6.3.        Fund Requests. Upon submission by Tenant to Landlord of (a) a statement (a “Fund Request”) setting forth the total amount of the TI Allowance requested, (b) a summary of the Tenant Improvements performed using AIA standard form Application for Payment (G 702) executed by the general contractor and by the architect, (c) invoices from the general contractor, the architect, and any subcontractors, material suppliers and other parties requesting payment with respect to the amount of the TI Allowance then being requested and (d) except with respect to the final Fund Request, conditional lien releases from the general contractor and each subcontractor and material supplier with respect to the Tenant Improvements performed that correspond to the Fund Request each in a form acceptable to Landlord and complying with Applicable Laws, then Landlord shall, within thirty (30) days following receipt by Landlord of a Fund Request and the accompanying materials required by this Section, pay to (as elected by Landlord) the applicable contractors, subcontractors and material suppliers or Tenant (for reimbursement for payments made by Tenant to such contractors, subcontractors or material suppliers either prior to Landlord’s approval of the Approved TI Budget or as a result of Tenant’s decision to pay for the Tenant Improvements itself and later seek reimbursement from Landlord in the form of one lump sum payment in accordance with the Lease and this Work Letter), the amount of Tenant Improvement costs set forth in such Fund Request or, subject to Section 2 of this Work Letter, Landlord’s pari passu share thereof if Excess TI Costs exist based on the Approved Budget; provided, however, that Landlord shall not be obligated to make any payments under this Section until the budget for the Tenant Improvements is approved in accordance with Section 6.2, and any Fund Request under this Section shall be subject to the payment limits set forth in Section 6.2 above and Article 4 of the Lease.

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

6.4.    Accrual Information.     In addition to the other requirements of this Section 6, Tenant shall, no more often than once every calendar quarter during construction of the Tenant Improvements, provide Landlord with a written summary of all work performed by Tenant or its agents, employees or contractors for which a Fund Request has not yet been issued to Landlord, including the following: the amount that Tenant will seek from Landlord related to such work and the dates on which such work was performed. Such information shall be provided to Landlord within ten (10) business days after Landlord’s request therefor.
7.    Miscellaneous.
7.1.    Incorporation of Lease Provisions.     Sections 40.6 through 40.19 of the Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease.
7.2.    General.     Except as otherwise set forth in the Lease or this Work Letter shall not apply to improvements performed in any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides that such additional premises are to be delivered to Tenant in the same condition as the initial Premises.
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The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter as a sealed Massachusetts instrument to be effective on the date first above written.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:     /s/ Kevin M. Simonsen
Name:    Kevin M. Simonsen
Title:    Sr. VP, Real Estate Legal

TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:     ______________________
Name:    ______________________
Title:    ______________________

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter as a sealed Massachusetts instrument to be effective on the date first above written.

LANDLORD:

BMR-ROGERS STREET LLC,
a Delaware limited liability company

By:     ______________________
Name:    ______________________
Title:    ______________________

TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:     /s/ Jorg Thommes
Name:    Jorg Thommes
Title:    SVP, OTI

The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

EXHIBIT B-1
TENANT WORK INSURANCE SCHEDULE
Tenant shall be responsible for requiring all of Tenant contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant Improvements, Alterations or other work performed on the Premises by Tenant (collectively, “Tenant Work”) whether such Tenant Work is completed by Tenant or by any Tenant contractors or by any person directly or indirectly employed by Tenant or any Tenant contractors, or by any person for whose acts Tenant or any Tenant contractors may be liable:
1.    Claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant Work to be performed.
2.    Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer’s liability law.
3.    Claims for damages because of bodily injury, or death of any person other than Tenant’s or any Tenant contractors’ employees.
4.    Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by Tenant or any Tenant contractors or (b) by any other person.
5.    Claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use therefrom.
6.    Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.
Tenant contractors’ Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, products and completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage.
Tenant contractors’ Commercial General, Automobile, Employers and Umbrella Liability Insurance shall be written for not less than limits of liability as follows:

a. Commercial General Liability: Bodily Injury and Property Damage	Commercially reasonable amounts, but in any event no less than $1,000,000 per occurrence and $2,000,000 general aggregate, with $2,000,000 products and completed operations aggregate.
b. Commercial Automobile Liability: Bodily Injury and Property Damage	$1,000,000 per accident

B-1-1

c. Employer’s Liability: Each Accident Disease – Policy Limit Disease – Each Employee	$500,000 $500,000 $500,000
d. Umbrella Liability: Bodily Injury and Property Damage	Commercially reasonable amounts (excess of coverages a, b and c above), but in any event no less than $5,000,000 per occurrence / aggregate.
All subcontractors for Tenant contractors shall carry the same coverages and limits as specified above, unless different limits are reasonably approved by Landlord. The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days’ prior written notice has been given to the Landlord. Certificates of insurance including required endorsements showing such coverages to be in force shall be filed with Landlord prior to the commencement of any Tenant Work and prior to each renewal. Coverage for completed operations must be maintained for the lesser of ten (10) years and the applicable statue of repose following completion of the Tenant Work, and certificates evidencing this coverage must be provided to Landlord. The minimum A.M. Best’s rating of each insurer shall be A- VII. Landlord and its mortgagees shall be named as an additional insureds under Tenant contractors’ Commercial General Liability, Commercial Automobile Liability and Umbrella Liability Insurance policies as respects liability arising from work or operations performed, or ownership, maintenance or use of autos, by or on behalf of such contractors. Each contractor and its insurers shall provide waivers of subrogation with respect to any claims covered or that should have been covered by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder.
If any contractor’s work involves the handling or removal of asbestos (as determined by Landlord in its sole and absolute discretion), such contractor shall also carry Pollution Legal Liability insurance. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage, including physical injury to or destruction of tangible property (including the resulting loss of use thereof), clean-up costs and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the Term Commencement Date, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate.

B-1-2

EXHIBIT C-1
ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE
THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE is entered into as of [_______], 2015, with reference to that certain Lease (the “Lease”) dated as of [_______], 2015, by BIOGEN MA INC., a Massachusetts corporation (“Tenant”), in favor of BMR-Rogers Street LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.
Tenant hereby confirms the following:
1.    Tenant accepted possession of the Premises for construction of improvements or the installation of personal or other property on [_______], 2015.
2.    To the best of Tenant’s knowledge, all conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises, except:____________________.
3.    In accordance with the provisions of Article 4 of the Lease, the Term Commencement Date is [_______], 2015.
4.    The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises [, except [_______]].
5.    To the best of Tenant’s knowledge, Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.
6.    The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.
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C-1-1

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date as of the date first written above.
TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:     ______________________
Name:    ______________________
Title:    ______________________

C-1-2

EXHIBIT C-2
ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE
AND TERM EXPIRATION DATE
THIS ACKNOWLEDGEMENT OF RENT COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of [_______], 2015, with reference to that certain Lease (the “Lease”) dated as of [_______], 2015, by BIOGEN MA INC., a Massachusetts corporation (“Tenant”), in favor of BMR-Rogers Street LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.
Tenant hereby confirms the following:
1.    Tenant first occupied the Premises for the Permitted Use on [_______], 20[_].
2.    To the best of Tenant’s knowledge, the Premises are in good order, condition and repair.
3.        The Tenant Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items.
4.    To the best of Tenant’s knowledge, all conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises.
5.    In accordance with the provisions of Article 7 of the Lease, the Rent Commencement Date is [_______], 20[_], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [_______], 20[_].
6.    The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises [, except [_______]].
7.    To the best of Tenant’s knowledge, Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.
8.    The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [_______], 20[_], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[ ]/[ ]/[__]- [ ]/[ ]/[__]	[ ]	$[ ] annually	[ ]	[ ]
9.    The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

C-2-1

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Rent Commencement Date and Term Expiration Date as of the date first written above.
TENANT:

BIOGEN MA INC.,
a Massachusetts corporation

By:     ______________________
Name:    ______________________
Title:    ______________________

C-2-2

EXHIBIT D
RULES AND REGULATIONS
NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.
1.    No Tenant Party shall encumber or obstruct the common entrances, lobbies, elevators, sidewalks and stairways of the Building(s) or the Project or use them for any purposes other than ingress or egress to and from the Building(s) or the Project.
2.    Except as specifically provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule.
3.    If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, and (a) such window, door or windowsill is visible from the exterior of the Premises and (b) such curtain, blind, shade, screen, hanging plant or other object is not included in plans approved by Landlord, then Tenant shall promptly remove such curtains, blinds, shades, screens, hanging plants or other similar objects at its sole cost and expense.
4.    Deliveries shall be made no earlier than 7 a.m. and no later than 6 p.m., and shall comply with the City of Cambridge Truck Traffic and Noise Ordinance. No deliveries shall be made that impede or interfere with other tenants in or the operation of the Project. Movement of furniture, office equipment or any other large or bulky material(s) through the Common Area shall be restricted to such hours as Landlord may designate and shall be subject to reasonable restrictions that Landlord may impose. Tenant will ensure all overhead loading dock doors are secured after receipt of any delivery. Tenant must accept all deliveries. Building personnel, security or Landlord's third party contractors will not accept any deliveries on behalf of Tenant.
5.    Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and the affected tenants of the Project.
6.    Tenant shall not use any method of HVAC other than that shown in the Tenant Improvement plans approved in writing by Landlord.
7.    Tenant shall not install any radio, television or other antennae; cell or other communications equipment; or other devices on the roof or exterior walls of the Premises except in accordance with the Lease. Tenant shall not interfere with radio, television or other digital or electronic communications at the Project or elsewhere.
8.    Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited. Tenant shall cooperate with Landlord to prevent such activities by any Tenant Party.
9.    The loading dock shall be used for all deliveries. All persons parking at the loading dock must adhere to a thirty (30) minute limit when making deliveries. Vehicles left unattended beyond the time limit are subject to towing at the vehicle owner’s expense. Landlord shall not be responsible for damage to vehicles, businesses or personnel incurred due to parking or loading dock operations.

10.    Except as otherwise permitted under the Lease, Tenant shall not mark, paint, drill into or in any way deface any part of the Building or Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted except with Landlord’s prior written consent, which Landlord shall not unreasonably withhold, or as Landlord may direct.
11.    Tenant shall only discharge industrial sewage if Tenant, at its sole cost and expense, obtains all necessary permits and licenses therefor, including (without limitation) permits from State and local authorities having jurisdiction thereover.
12.    Tenant shall store all of its trash, garbage and Hazardous Materials in receptacles within its Premises or in receptacles designated by Landlord outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal. Any Hazardous Materials transported through Common Area shall be held in secondary containment devices. Tenant shall be responsible, at its sole cost and expense, for Tenant’s removal of its Hazardous Materials. Tenant is encouraged to participate in the waste removal and recycling program in place at the Project.
13.    The Premises shall not be used for lodging or for any improper purpose. No cooking shall be done or permitted in the Premises; provided, however, that Tenant may use (a) equipment approved in accordance with the requirements of insurance policies that Landlord or Tenant is required to purchase and maintain pursuant to the Lease for brewing coffee, tea, hot chocolate and similar beverages, (b) microwave ovens for employees’ use and (c) equipment shown on Tenant Improvement plans approved by Landlord; provided, further, that any such equipment and microwave ovens are used in accordance with Applicable Laws.
14.    Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.
15.    Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority.
16.    Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed.
17.    Tenant shall not modify any locks to the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold, condition or delay. Tenant shall furnish Landlord with copies of keys, pass cards or similar devices for locks to the Premises.
18.    Tenant shall cooperate and participate in all reasonable security programs affecting the Premises.
19.    Tenant shall not permit any animals in the Project, other than for guide animals or for use in laboratory experiments.
20.    Bicycles shall not be taken into the Building (including the elevators and stairways of the Building) except into areas designated by Landlord.
21.    The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be deposited therein.
22.    Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, first obtains all necessary permits and licenses therefor from all applicable Governmental Authorities.
23.    Smoking is prohibited at the Project, except in designated outdoor areas, if any.
24.    The Project’s hours of operation are currently 24 hours a day, seven days a week.

25.    Tenant shall comply with all orders, requirements and conditions now or hereafter imposed by Applicable Laws or Landlord (“Waste Regulations”) regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash generated by Tenant (collectively, “Waste Products”), including (without limitation) the separation of Waste Products into receptacles reasonably approved by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by Waste Regulations.
26.    Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises or the Project for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility.
27.    If Tenant desires to use any portion of the Common Area for a Tenant-related event, Tenant must notify Landlord in writing at least thirty (30) days prior to such event on the form attached as Attachment 1 to this Exhibit, which use shall be subject to Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Lease or the completed and executed Attachment to the contrary, Tenant shall be solely responsible for setting up and taking down any equipment or other materials required for the event, and shall promptly pick up any litter and report any property damage to Landlord related to the event. Any use of the Common Area pursuant to this Section shall be subject to the provisions of Article 28 of the Lease.
Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease. Landlord reserves the right to make such other and additional reasonable and uniform rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Landlord shall provide reasonable written notice to Tenant of such rules and regulations prior to them taking effect; and provided, further, that no such additional rule or regulation shall adversely affect Tenant’s use or enjoyment of the Project as permitted under the Lease for the Permitted Use. Tenant agrees to abide by these Rules and Regulations and any such additional rules and regulations issued or adopted by Landlord. Tenant shall be responsible for the observance of these Rules and Regulations by all Tenant Parties.

ATTACHMENT 1 TO EXHIBIT D
REQUEST FOR USE OF COMMON AREA
[TENANT LETTERHEAD]
VIA [_______]

[Date]

BMR-Rogers Street LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attn: Senior Director, East Coast Operations

Re:    Notice of Request to Use Common Area

To Whom It May Concern:

[NOTE: INSERT NAME OF TENANT] requests that it have use of the common area as described below:

Event Description: ________________________________________________

Date: ___________________________________________________________

Location at Property: ______________________________________________

Number of Attendees: ______________________________________________

Open to the Public?     [____] YES    [____] NO

Food and/or Beverages?    [____] YES    [____] NO

If YES:

•	will alcohol be served (Note: Proof of an insurance endorsement for serving alcohol must be provided) [____] YES [____] NO

•	please describe: ______________________________

Other Amenities (tent, band, etc.): _____________________________________

Other Event Details: ________________________________________________

Please let us know at your earliest convenience whether such use is approved.

D-1-1

Sincerely,

[Name]
[Title]

To Be Completed by Landlord:

[____] APPROVED    DENIED [____]

The following conditions apply to approval (if approved):

1. _________________________________________________________________
2. _________________________________________________________________
3. _________________________________________________________________
4. _________________________________________________________________
5. _________________________________________________________________

BMR-ROGERS STREET LLC

By:     __________________
Name:     __________________
Its:    __________________
Title:     __________________

D-1-2

EXHIBIT E
TENANT’S PROPERTY

E-1

EXHIBIT F
FORM OF ESTOPPEL CERTIFICATE

To:    BMR-Rogers Street LLC
17190 Bernardo Center Drive
San Diego, California 92128
Attention: Vice President, Real Estate Legal

BioMed Realty, L.P.
17190 Bernardo Center Drive
San Diego, California 92128

Re:	Suite [____] (the “Premises”) at 301 Binney Street, Cambridge, Massachusetts (the “Property”)
The undersigned tenant (“Tenant”) hereby certifies to you as follows:
1.        Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of [_______], 20[_]. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [___]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [_______], 20[_].
2.    Tenant took possession of the Premises, currently consisting of [___] square feet, on [_______], 20[_], and commenced to pay rent on [_______], 20[_]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease [, except as follows: [___]].
3.    All base rent, rent escalations and additional rent under the Lease have been paid through [_______], 20[_]. There is no prepaid rent [, except $[___]. Tenant currently has no right to any future rent abatement under the Lease [, except as follows: [___]].
4.    Base rent is currently payable in the amount of $[___] per month.
5.    Tenant is currently paying estimated payments of additional rent of $[___] per month on account of real estate taxes, insurance, management fees and Common Area maintenance expenses.
6.    All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [___]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid[, except as follows: [___]].
7.    To the best of Tenant’s knowledge, the Lease is in full force and effect, free from default and free from any event that could become a default under the Lease, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord[, except as follows: [___]]. Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents payable thereunder [, except [___]].
8.    Tenant has the following expansion rights or options for leasing additional space at the Property: [___]. Tenant has no rights or options to purchase the Property.

F-1

9.    To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws[, except as follows: [___]].
10.    The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is [acquiring the Property/making a loan secured by the Property] in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], [LANDLORD], BioMed Realty, L.P., BioMed Realty Trust, Inc., and any [other] mortgagee of the Property and their respective successors and assigns.

Any capitalized terms not defined herein shall have the respective meanings given in the Lease.

Dated this [__] day of [_______], 20[_].

BIOGEN MA INC.,
a Massachusetts corporation

By:     __________________
Name:     __________________
Title:     __________________

F-2

++++

G-1

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Lower Parking

14 October 2014

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Upper Parking

14 October 2014

MAIN LOBBY
RETAIL TENANT 1
RETAIL TENANT 2
TENANT TEL WEST
TENANT ELEC. WEST
TENANT 1A
TENANT 1A NEUTR
TEN 1C NEUTR
TEN 1B NEUTR
TENANT 3 NEUTRALIZATION
3A
3B
3C
3D
TENANT 4 NEUTRALIZATION
FIRE PUMP
WATER BOOSTER
TENANT 2 NEUTRALIZATION
TENANT 5 NEUTRALIZATION
BLDG COMMON MECHANICAL
RETAIL 1 MECHANICAL
RETAIL 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1C MECHANICAL
TENANT 1A MECHANICAL
NEUTRALIZATION MECHANICAL ROOM
TENANT 1C
TEN 1C
TEN 2
PLBG RM
LOADING DOCK
BUILDING ELECTRICAL
BUILDING ELECTRICAL
TENANT 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1B MECHANICAL
TEN. ELEC. EAST
TEN. TEL. EAST
TENANT 2
TENANT 1B
FITNESS CENTER
EAST LOBBY
KENDALL CROSSING

Legend

Tenant 4 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street | **1st Floor**

Cambridge, Massachusetts | 14 October 2014

Approximate Scale: 1 In = 40 Ft

WEST CORE
ELEC. WEST
TEL. WEST
SUPPLY AIR SHAFT
TENANT 2 WEST MECHANICAL
PLUMBING
TENANT 2 EAST MECHANICAL
SUPPLY AIR SHAFT
ELEC. EAST
TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 2

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

2nd Floor

14 October 2014

TENANT 3B
TENANT 3C
WEST CORE
TEN ELEC WEST
TEN TEL WEST
SUPPLY AIR SHAFT
TENANT 3B MECHANICAL
TENANT 3A MECHANICAL
3B 3C
PLUMBING
3A 3D
TEN 3B EAST MECH
TENANT 3C MECHANICAL
TENANT 3D MECHANICAL
SUPPLY AIR SHAFT
TEN ELEC EAST
TEN TEL EAST
EAST CORE
KENDALL CROSSING
TENANT 3A
TENANT 3D

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

3rd Floor

14 October 2014

WEST CORE
TEL. ELEC. WEST
TEL. TEL. WEST
SUPPLY AIR SHAFT
TENANT 4 WEST MECHANICAL
PLUMBING
TENANT 4 EAST MECHANICAL
SUPPLY AIR SHAFT
TEL. ELEC. EAST
TEL. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 4

Legend

Tenant 4 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

4th Floor

14 October 2014

WEST CORE
TEN. ELEC. WEST
TEN. TEL. WEST
SUPPLY AIR SHAFT
TENANT 5 WEST MECHANICAL
PLUMBING
TENANT 5 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. ELEC. EAST
TEN. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 5

Legend

Tenant 4 Premises

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

5th Floor

14 October 2014

BUILDING CHILLERS
BUILDING BOILERS & PUMPS
BUILDING CHILLERS
ELEV. MACH. RM.
ELEVATOR MACH. RM.
ELEVATOR MACH. RM.
AIR SHAFT
AIR SHAFT
TENANT 5 MECHANICAL
TENANT 1C MECH
TENANT 2 MECHANICAL
BUILDING EMERGENCY GENERATOR
TENANT 1B MECH
TENANT 1C MECH
3A
3B
MECHANICAL
3C
3D
TENANT 2 MECHANICAL
TENANT 1A MECHANICAL

Legend

Tenant 4 Premises

Note: Shafts from floors below which terminate at the main roof level outside the penthouse are shown to indicate tenant assignment only and are not included in rentable area.

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 4

Approximate Scale: 1 In = 40 Ft

301 Binney Street | **Penthouse**

Cambridge, Massachusetts | 14 October 2014

EXHIBIT H
ROOFTOP PLAN
[see attached 6 pages]

H-1

GEN 1
GEN 3
GEN 1A
GEN M
GEN 5
GEN M
GEN 4
GEN 3
GEN B
ACC M
GEN 5
EF
TENANT STANDBY GENERATOR LOCATION (TYP.)
APPURTENANTS N.I.C.

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

- SHAFT ALLOCATION – SHAFTS ARE GENERALLY 7'X5' CLEAR
- AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT
- SHARED AREA

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA CONSULTING ENGINEERS

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers

212 Elm Street
Somerville, MA 02144
617 623 5555

Project No:	99094
Drawn By:	ECN
Checked By:	RGA
Issue Date:	3-7-2009

Revisions

No	Date	Description	By

Drawing Title:

ROOF TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number

TC-R

© Copyright Arrowstreet Inc.

STRUCTURAL CROSS-BRACE (TYPICAL)
SUPPLY AIR SHAFT TO ROOF
NEUTRALIZATION ROOM EXHAUST DUCT SHAFT
APARTMENTS N.I.C.

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

- SHAFT ALLOCATION – SHAFTS ARE GENERALLY 7'X5' CLEAR
- AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT
- SHARED AREA

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA CONSULTING ENGINEERS

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers
212 Elm Street
Somerville, MA 02144
617 623 5555

Project No:	99094
Drawn By:	LCN
Checked By:	RGA
Issue Date:	5-7-2009

Revisions

No.	Date	Description	By

Drawing Title:

FIFTH FLOOR TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number
TC-5

STRUCTURAL CROSS-BRACE (TYPICAL)
APARTMENTS N.I.C.

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

- SHAFT ALLOCATION – SHAFTS ARE GENERALLY 7'X5' CLEAR
- AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT
- SHARED AREA

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA Consulting Engineers

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers
212 Elm Street
Somerville, MA 02144
617 623 5555

Project No:	99094
Drawn By:	LCN
Checked By:	RCA
Issue Date:	5-7-2009

Revisions

No.	Date	Description	By

Drawing Title:

FOURTH FLOOR TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number
TC-4

May 07, 2009 - 9:36am C:\Projects\301 Binney St Cambridge\Marketing\tenant rm fit drawings\A-30.dwg

© Copyright Arrowstreet Inc.

NEUTRALIZATION DRAIN & VENT PIPE SHAFT
TENANT 3 UP TO ROOF
MICROBIA UP TO ROOF
NEUTRALIZATION ROOM EXHAUST DUCT SHAFT
CONDUIT TO FM & 1st FLOOR
TENANT 3, 4, 5 TO 1st FLOOR & ROOF
TENANT 5 TO ROOF
CONDUIT TO FM & 1st FLOOR
MICROBIA UP TO ROOF & DN TO 2nd FLOOR
TENANT 1B TO ROOF & 1st FLOOR
SUPPLY AIR SHAFT TO ROOF
RETAIL TENANT 1 & 2 TO 1st FLOOR & ROOF
MICROBIA UP TO ROOF & DN TO 2nd FLOOR
MICROBIA UP TO ROOF
MICROBIA TO 1st FLOOR AND ROOF
APARTMENTS N.I.C.

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

- SHAFT ALLOCATION - SHAFTS ARE GENERALLY 7'X5' CLEAR
- AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT
- SHARED AREA

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA CONSULTING ENGINEERS

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers

212 Elm Street
Somerville, MA 02144
617 623 5560

Project No:	99094
Drawn By:	LCN
Checked By:	RGA
Issue Date:	5-7-2009

Revisions

No	Date	Description	By

Drawing Title:

THIRD FLOOR TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number
TC-3

May 07, 2009 - 8:38am C:\Projects\301 Binney St Cambridge\Marketing\Tenant no fly drawings\A-2B.dwg

© Copyright Arrowstreet Inc

NEUTRALIZATION DRAIN & VENT PIPE SHAFT
NEUTRALIZATION ROOM EXHAUST DUCT SHAFT
CONDUIT TO PH & 1st FLOOR
TENANT 3, 4, 5 PARTIAL SHAFT TO 1st FLOOR & ROOF
CONDUIT TO PH
TENANT 1B TO ROOF & 1st FLOOR
STRUCTURAL CROSS-BRACE (TYPICAL)
RETAIL TENANT 1 AND 2 TO ROOF & 1st FLOOR
APARTMENTS N.I.C.
A
A7
B
B65
B8
C
C4
C5
D
E
F

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

⊠ – SHAFT ALLOCATION – SHAFTS ARE GENERALLY 7'X5' CLEAR

⌜ ⌟ – AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT

▨ – SHARED AREA

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA CONSULTING ENGINEERS

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers

212 Elm Street
Somerville, MA 02144
617 623 5555

Project No.	99094
Drawn By	LCH
Checked By	RGA
Issue Date	5-7-2009

Revisions

No	Date	Description	By

Drawing Title:

SECOND FLOOR TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number

TC-2

SHARED NEUTRALIZATION CORRIDOR
MICROBIA NEUTRALIZATION
SUPPLY AIR SHAFT
NEUTRALIZATION DRAIN & VENT PIPE SHAFT & ROUTE THRU CORRIDOR
NEUTRALIZATION ROOM EXHAUST DUCT SHAFT
CONDUIT TO FH
STRUCTURAL CROSS-BRACE (TYPICAL)
RETAIL TENANT 1 & 2 TO ROOF
TENANT 1A TO ROOF
TENANT GAS CONN. ZONE
MICROBIA
TENANT 3, 4, 5 PARTIAL SHAFT TO FLOOR & ROOF
CONDUIT
TENANT 1B TO ROOF

© Copyright Arrowstreet Inc.

LAB BUILDING
301 BINNEY STREET
CAMBRIDGE, MA
SHELL & CORE

CONSTRUCTION DOCUMENTS
LAB PHASE

AHA CONSULTING ENGINEERS

arrowstreet inc
Architects
Interior Designers
Planners
Urban Designers
212 Elm Street
Somerville, MA 02144
617 623 5555

Project No:	99024
Drawn By:	LCH
Checked By:	RGA
Issue Date:	5-7-2009

Revisions

No.	Date	Description	By

Drawing Title:

FIRST FLOOR TENANT COORDINATION PLAN

SCALE: 1/16"=1'-0"

Drawing Number
TC-1

LEGEND:

REFER TO ARCHITECT'S BOMA CALCULATION LEASE DRAWING FOR TENANT SPACES

- SHAFT ALLOCATION - SHAFTS ARE GENERALLY 7'X5' CLEAR
- AREA TO AVOID TO ALLOW TENANT DUCT/PIPE/CONDUIT APPROACH TO SHAFT
- SHARED AREA

EXHIBIT I
++++

I-1

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Lower Parking

18 March 2015

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Upper Parking

18 March 2015

MAIN LOBBY
RETAIL TENANT 1
RETAIL TENANT 2
TENANT ELEC. WEST
TENANT TEL WEST
TENANT 3 NEUTRALIZATION
3A
3B
3C
3D
TENANT 4 NEUTRALIZATION
FIRE PUMP
WATER BOOSTER
TENANT 1A NEUTR
TEN 1C NEUTR
TEN 1B NEUTR
TENANT 2 NEUTRALIZATION
TENANT 5 NEUTRALIZATION
BLDG COMMON MECHANICAL
RETAIL 1 MECHANICAL
RETAIL 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1C MECHANICAL
TENANT 1A MECHANICAL
NEUTRALIZATION MECHANICAL ROOM
PLBG RM
TENANT 1A
TENANT 1C
LOADING DOCK
BUILDING ELECTRICAL
BUILDING ELECTRICAL
TENANT 2 MECHANICAL
SUPPLY AIR SHAFT
TENANT 1B MECHANICAL
TEN. ELEC. EAST
TEN. TEL. EAST
TENANT 2
TENANT 1B
FITNESS CENTER
EAST LOBBY
KENDALL CROSSING

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

1st Floor

18 March 2015

WEST CORE
ELEC. WEST
TEL. WEST
SUPPLY AIR SHAFT
TENANT 2 WEST MECHANICAL
PLUMBING
TENANT 2 EAST MECHANICAL
SUPPLY AIR SHAFT
ELEC. EAST
TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 2

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

2nd Floor

18 March 2015

TENANT 3B
TENANT 3C
WEST CORE
TEN ELEC WEST
TEN TEL WEST
SUPPLY AIR SHAFT
TENANT 3B MECHANICAL
TENANT 3A MECHANICAL
3B 3C
PLUMBING
3A 3D
TENANT 3C MECHANICAL
TENANT 3D MECHANICAL
TEN 3B EAST MECH
SUPPLY AIR SHAFT
TEN ELEC EAST
TEN TEL EAST
EAST CORE
KENDALL CROSSING
TENANT 3A
TENANT 3D

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

3rd Floor

18 March 2015

WEST CORE
TEN. ELEC. WEST
TEN. TEL. WEST
SUPPLY AIR SHAFT
TENANT 4 WEST MECHANICAL
PLUMBING
TENANT 4 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. ELEC. EAST
TEN. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 4

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

4th Floor

18 March 2015

WEST CORE
TEL. ELEC. WEST
TEN. TEL. WEST
SUPPLY AIR SHAFT
TENANT 5 WEST MECHANICAL
PLUMBING
TENANT 5 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. ELEC. EAST
TEN. TEL. EAST
EAST CORE
KENDALL CROSSING
TENANT 5

Legend

Tenant 5 Premises excluded from Zoning GFA

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

Approximate Scale: 1 In = 40 Ft

301 Binney Street | **5th Floor**

Cambridge, Massachusetts | 18 March 2015

BUILDING CHILLERS
BUILDING BOILERS & PUMPS
BUILDING CHILLERS
ELEV. MACH. RM.
ELEVATOR MACH. RM.
ELEVATOR MACH. RM.
AIR SHAFT
AIR SHAFT
TENANT 4 MECHANICAL
TENANT 1C MECH
TENANT 2 MECHANICAL
BUILDING EMERGENCY GENERATOR
TENANT 1B MECH
TENANT 1C MECH
3A
3B
MECHANICAL
3C
3D
TENANT 2 MECHANICAL
TENANT 1A MECHANICAL

Legend

Tenant 5 Premises excluded from Zoning GFA

Note: Shafts from floors below which terminate at the main roof level outside the penthouse are shown to indicate tenant assignment only and are not included in rentable area.

BioMed Realty

ARROWSTREET

Premises Plan / Tenant 5 Mechanical Areas

301 Binney Street

Cambridge, Massachusetts

Approximate Scale: 1 In = 40 Ft

Penthouse

18 March 2015

EXHIBIT J
++++

J-1
The portions of this Exhibit marked with ++++ signify a redaction in the original Exhibit.

EXHIBIT B

PLAN SHOWING SUBLEASE PREMISES

(8 PAGES)

Legend
Tenant 5 Premises

B-1

8778386.2

MAIN LOBBY
RETAIL TENANT 1
RETAIL TENANT 2
TENANT TEL WEST
TENANT ELEC WEST
TENANT 1A
TENANT 1C
TENANT 2
SUPPLY AIR SHAFT
TENANT 2 MECHANICAL
TENANT 1B MECHANICAL
NEUTRALIZATION MECHANICAL ROOM
TENANT 1A MECHANICAL
TENANT 1C MECHANICAL
TENANT 2 NEUTRALIZATION
TENANT 4 NEUTRALIZATION
TENANT 3 NEUTRALIZATION
FIRE PUMP
WATER BOOSTER
LOADING DOCK
BUILDING ELECTRICAL
TENANT 1B
EAST LOBBY
FITNESS CENTER
KENDALL CROSSING

Legend

Tenant 5 Premises

B-3

8778386.2

Legend
Tenant 5 Premises
WEST CORE
TEL. WEST
ELEC. WEST
SUPPLY AIR SHAFT
TENANT 2 WEST MECHANICAL
TENANT 2
PLUMBING
TENANT 2 EAST MECHANICAL
SUPPLY AIR SHAFT
TEL. EAST
ELEC. EAST
EAST CORE
KENDALL CROSSING

B-4

8778386.2

WEST CORE
TEN ELEC WEST
TEN TEL WEST
TENANT 3A
TENANT 3B
SUPPLY/AIR SHAFT
TENANT 3B MECHANICAL
TENANT 3A MECHANICAL
3B
3C
PLUMBING
3A
3D
TEN 3B EAST MECH
TENANT 3C MECHANICAL
TENANT 3D MECHANICAL
SUPPLY/AIR SHAFT
TENANT 3D
TENANT 3C
TEN ELEC EAST
TEN TEL EAST
EAST CORE
KENDALL CROSSING

Legend

Tenant 5 Premises

B-5

8778386.2

Legend
Tenant 5 Premises
WEST CORE
TEN. TEL. WEST
TEN ELEC WEST
SUPPLY AIR SHAFT
TENANT 4 WEST MECHANICAL
PLUMBING
TENANT 4
TENANT 4 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. TEL. EAST
TEN. ELEC. EAST
EAST CORE
KENDALL CROSSING

B-6

8778386.2

WEST CORE
TEN. TEL. WEST
TEN. ELEC. WEST
SUPPLY AIR SHAFT
TENANT 5 WEST MECHANICAL
PLUMBING
TENANT 5
TENANT 5 EAST MECHANICAL
SUPPLY AIR SHAFT
TEN. TEL. EAST
TEN. ELEC. EAST
EAST CORE
KENDALL CROSSING

Legend

Tenant 5 Premises

B-7

8778386.2

Legend
Tenant 5 Premises
ELEVATOR MACH. RM
BUILDING CHILLERS
AIR SHAFT
BUILDING BOILERS & PUMPS
ELEV. MACH. RM
BUILDING EMERGENCY GENERATOR
TENANT 2 MECHANICAL
TENANT 1A MECHANICAL
TENANT 4 MECHANICAL
TENANT 1C MECH
TENANT 1B MECH
TENANT 1C MECH
3A
3B
3C
3D
MECHANICAL
ELEVATOR MACH RM

B-8

8778386.2